As filed with the Securities and Exchange Commission on September 27, 2023
File Nos. 033-47508 and 811-06653

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	51	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	53	[X]

THE JENSEN QUALITY GROWTH FUND INC.
(Exact name of Registrant as Specified in Charter)
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035-3623
(Address of Principal Executive Office) (Zip Code)
(503) 274-2044
(800) 221-4384
Registrant’s Telephone Number, including Area Code

Robert D. McIver
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035-3623
(Name and Address of Agent for Service)
Copy to:
Brendan N. O’Scannlain
Stoel Rives LLP
760 SW Ninth Avenue, Suite 3000
Portland, OR 97205

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[X]	on September 28, 2023 pursuant to Rule 485(b).
[ ]	60 days after filing pursuant to Rule 485 (a)(1).
[ ]	on (date) pursuant to Rule 485 (a)(1).
[ ]	75 days after filing pursuant to Rule 485 (a)(2).
[ ]	on (date) pursuant to Rule 485 (a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

09/30/2023

The Jensen Quality Growth Fund Inc.

Class J Shares **JENSX**	Class I Shares **JENIX**	Class R Shares **JENRX**	Class Y Shares **JENYX**

JENSEN™
INVESTMENT MANAGEMENT

The Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus	September 30, 2023

The Jensen Quality Growth Fund Inc.
Class J Shares
Class I Shares
Class R Shares
Class Y Shares

5500 Meadows Road, Suite 200
Lake Oswego, OR 97035-3623
800-992-4144
www.jenseninvestment.com

Prospectus	The Jensen Quality Growth Fund Inc.	1

Summary Section

Investment Objective
The objective of The Jensen Quality Growth Fund Inc. (the “Fund”), is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)
	Class J	Class I	Class R	Class Y
	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class J	Class I	Class R	Class Y
Management Fees	0.48%	0.48%	0.48%	0.48%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None	0.50%	None
Shareholder Servicing Fee(1)(3)	None	0.08%	0.17%	0.00%
Other Expenses(2)	0.09%	0.05%	0.14%	0.05%
Total Annual Fund Operating Expenses	0.82%	0.61%	1.29%	0.53%
(1)Class I shares are subject to an annual shareholder servicing fee not to exceed 0.10% of average daily net assets of the Class I shares.
(2)Other Expenses include custodian, transfer agency, and other customary Fund expenses not listed above and are based on the previous fiscal year’s expenses. In addition, Other Expenses for the Class J shares include sub-transfer agency fees paid to certain financial intermediaries who maintain omnibus accounts in the Fund and provide shareholder recordkeeping and servicing to their customers who own shares of the Fund.
(3)Class R shares are subject to an annual shareholder servicing fee not to exceed 0.25% of average daily net assets of the Class R shares.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class J or Class R or $250,000 in Class I or $1,000,000 in Class Y of
the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class J	$84	$262	$455	$1,014
Class I	$1,558	$4,884	$8,507	$19,053
Class R	$131	$409	$708	$1,556
Class Y	$5,418	$16,993	$29,625	$66,490

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended May 31, 2023, the Fund’s portfolio turnover rate was 15.67% of the average value of its portfolio.

Principal Investment Strategies
To achieve its objective, the Fund invests in equity securities of approximately 25 to 30 companies that satisfy the investment criteria described below. Equity securities in which the Fund invests as a principal strategy consist primarily of publicly traded common stocks of U.S. companies. Generally, each company in which the Fund invests must, as determined by the Fund’s investment adviser, Jensen Investment Management, Inc. (the “Adviser”):

•Have consistently achieved a high return on equity over the prior ten years;
•Be in excellent financial condition; and
•Be capable of sustaining outstanding business performance.

These companies are selected from a universe of companies that have produced long-term records of consistently high returns on shareholder equity. In order to qualify for this universe, each company must have a market capitalization of $1 billion or more, and a return on equity of 15% or greater in each of the last 10 years as determined by the Adviser. The Adviser determines on an annual basis the companies that qualify for inclusion in the Fund’s investable universe.

The Fund may purchase securities when they are priced below their intrinsic values as determined by the Adviser. The Fund

2	The Jensen Quality Growth Fund Inc.	Prospectus

may sell all or part of its position in a company when the Adviser has determined that another qualifying security has a greater opportunity to achieve the Fund’s objective. In addition, the Fund generally sells its position in a company when the company no longer meets one or more of the Fund’s investment criteria. In the event that the company no longer satisfies the investment criteria and the failure is due to an extraordinary situation that the Adviser believes will not have a material adverse impact on the company’s operating performance, the Fund may continue to hold and invest in the company.

The Adviser expects to include in the Fund’s investment portfolio at any time securities of approximately 25 to 30 primarily U.S. companies. The Fund must always own the securities of a minimum of 15 different companies in its portfolio. The Fund strives to be fully invested at all times in publicly traded common stocks and other eligible equity securities issued by companies that meet the investment criteria described in this Prospectus.

The Fund is non-diversified, which means that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Principal Risks of Investing in the Fund
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, that you could lose money by investing in the Fund. The principal risks of investing in this Fund are:

•Stock Market Risk
The market value of stocks held by the Fund may decline over a short, or even an extended period of time, resulting in a decrease in the value of a shareholder’s investment.

•Management Risk
The Adviser may be incorrect in its judgment of the value of particular stocks. The investments chosen by the Adviser may not perform as anticipated. Certain risks are inherent in the ownership of any security, and there is no assurance that the Fund’s investment objective will be achieved.

•Recent Market Events Risk
U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, and the impact of the coronavirus (COVID-19) global pandemic. The recovery from COVID-19 is proceeding at slower than expected rates and may last for a prolonged period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

•Non-diversification Risk
The Fund is a non-diversified mutual fund and is permitted to invest a greater portion of its assets in the securities of a smaller number of issuers than would be permissible if it were a “diversified” fund and therefore, it may be more sensitive to market changes than a diversified fund. Accordingly, the appreciation or depreciation of a single portfolio security may have a greater impact on the net asset value (“NAV”) of the Fund.

•Company and Sector Risk
The Fund’s investment strategy requires that a company selected for investment by the Fund must have attained, among other criteria, a return on equity of at least 15 percent per year for each of the prior 10 years as determined by the Adviser. Because of the relatively limited number of companies that have achieved this strong level of consistent, long-term business performance, the Fund at times is prohibited from investing in certain companies and sectors that may be experiencing a shorter-term period of robust earnings growth. As a result, the Fund’s performance may trail the overall market over a short or extended period of time compared to what its performance may have been if the Fund was able to invest in such rapidly growing, non-qualifying companies.

•Large-Cap Company Risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Adviser considers companies with market capitalizations in excess of $10 billion to be large-cap companies.

Prospectus	The Jensen Quality Growth Fund Inc.	3

•Growth Stock Risk
The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks and may be out of favor with investors at different periods of time. Compared to value stocks, growth stocks may experience larger price swings.

Investment Suitability
The Fund is designed for long-term investors who are willing to accept short-term market price fluctuations.

Performance
The performance information on the following page demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one, five and ten years compare with those of a broad measure of market performance. The Fund’s past performance, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.jenseninvestment.com or by calling the Fund toll-free at 800-992-4144.

The Jensen Quality Growth Fund Inc. - Class J Shares(1)
Annual Total Return as of December 31* of Each Year

(1)The returns shown in the bar chart are for Class J shares. The performance of Class I, Class R and Class Y shares will differ due to differences in expenses.

*The Fund’s year-to-date total return for the Class J shares as of June 30, 2023 was 10.64%.

During the ten-year period shown on the bar chart, the Fund’s best and worst quarters for the Class J shares are shown below:

Best Quarter:    17.26% (2nd quarter 2020)

Worst Quarter:    -17.27% (1st quarter 2020)

4	The Jensen Quality Growth Fund Inc.	Prospectus

Average Annual Total Returns For the Periods Ended December 31, 2022	One Year	5 Years	10 Years	Life of Fund (9/30/2016)
Class J Shares
Return Before Taxes	-16.52%	11.12%	13.38%	N/A
Return After Taxes on Distributions	-17.09%	9.24%	11.69%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	-9.36%	8.64%	10.80%	N/A
Class I Shares
Return Before Taxes	-16.34%	11.37%	13.65%	N/A
Class R Shares
Return Before Taxes	-16.89%	10.65%	12.93%	N/A
Class Y Shares
Return Before Taxes	-16.27%	11.46%	N/A	13.05%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%	11.59%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns are shown for the Class J shares only and after-tax returns for the Class I, R and Y shares will vary.

Management

Investment Adviser
Jensen Investment Management, Inc. is the Fund’s investment adviser.

Portfolio Managers
The Fund is managed by the Adviser’s investment team for the Fund, which is composed of:

Portfolio Manager	Years of Service with the Fund	Primary Title
Eric H. Schoenstein	Since 2004	Chief Investment Officer and Managing Director
Robert D. McIver	Since 2005	President and Managing Director
Kurt M. Havnaer	Since 2007	Portfolio Manager
Allen T. Bond	Since 2011	Head of Research and Managing Director
Kevin J. Walkush	Since 2011	Head of ESG and Portfolio Manager
Adam D. Calamar	Since 2013	Portfolio Manager

Purchase and Sale of Fund Shares
You may purchase or redeem shares by mail (The Jensen Quality Growth Fund Inc., c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), by telephone at 800-992-4144, on any day the New York Stock Exchange is open for trading, or by wire. Investors who wish to purchase or redeem shares of the Fund through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are as follows:

	Minimum Investment Amount
	Initial	Additional
Class J Shares	$2,500	$100
Class I Shares	$250,000	$100
Class R Shares	$2,500	$100
Class Y Shares	$1,000,000	$100

These minimums may be waived for accounts held in qualified retirement or profit sharing plans, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Adviser. Registered investment advisors and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.

Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal

Prospectus	The Jensen Quality Growth Fund Inc.	5

of monies from such tax-deferred or other tax-advantaged arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. You may be required to pay commissions and/or other forms of compensation to the broker-dealer or other intermediaries for transactions in the Fund, which are not reflected in the fee table or expense example. Ask your adviser or visit your financial intermediary’s website for more information.

6	The Jensen Quality Growth Fund Inc.	Prospectus

Investment Objective, Principal Investment Strategies and Principal Risks

Investment Objective
The Fund’s investment objective is long-term capital appreciation. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Directors without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies
The Fund’s approach to investing focuses on those companies with a record of achieving a high level of business performance over the long term and which are, in the opinion of the Adviser, well positioned to maintain competitive advantages and continued high returns on equity and free cash flow.

Investment Process
To achieve the Fund’s investment objective of long-term capital appreciation, the Fund invests primarily in the publicly traded common stocks of approximately 25 to 30 U.S. companies selected according to the specific, long-term investment criteria established by the Adviser and described more fully below. The Adviser believes these criteria provide objective evidence that a company’s management is capable and dedicated to providing above-average returns to the company’s shareholders. These companies are selected from a universe of companies that have produced long-term records of consistently high returns on shareholder equity. In order to qualify for this universe, each company must have a market capitalization of $1 billion or more, and a return on equity of 15% or greater in each of the last 10 years as determined by the Adviser. The Adviser determines on an annual basis the companies that qualify for inclusion in the Fund’s investable universe.

As determined by the Adviser in each case, a company must have satisfied all of the following criteria to be purchased by the Fund:

•As determined annually, have a market capitalization of $1 billion or more and attained a return on equity of at least 15 percent per year for each of its prior 10 fiscal years (which, for example, may include companies with negative equity resulting from debt-financing of large share repurchases);
•Be in excellent financial condition based on certain qualitative factors such as a company’s ability to grow its business from free cash flow;
•Have established entry barriers as evidenced by: (a) differentiated products, which can be protected from competition by patents, copyright protection, effective advertising or other means; (b) economies of scale in the production, marketing, or maintenance of the company’s products or services; (c) absolute cost advantages, such as obtaining raw materials at lower costs; (d) capital requirements at a level which make it impractical for other firms to enter the business; or (e) other sustainable competitive advantages identified by the Fund’s Adviser;
•Have demonstrated a commitment to mitigating business risk and increasing shareholders’ value by strategically investing free cash flow, for example, by acquiring companies that contribute to their competitive advantage, reducing debt obligations, repurchasing outstanding shares or increasing dividends;
•Have the capability of continuing to meet all of the above criteria; and
•Be priced at a discount to its intrinsic value. Intrinsic value represents the value of all estimated future cash flows generated by the company discounted to the present. By acquiring the securities of companies having market prices below intrinsic value, the Fund attempts to create a portfolio with less risk than the overall securities markets.

In its determination of which companies qualify for purchase by the Fund, the Adviser also assesses a company's competitive, regulatory, and environmental, social and governance ("ESG") risks to assess whether company management has, in the opinion of the Adviser, adequately managed the impact of those risks to mitigate business risk and enhance shareholder value. The Adviser does not make portfolio purchase or sale decisions solely based on its evaluation of ESG factors.

The Adviser believes that its focus on companies that historically have been able to achieve strong, consistent business performance and earnings growth over the long term, as determined by the Adviser using the above-referenced criteria, is consistent with the Fund’s investment objective of long-term capital appreciation.

The Fund’s Portfolio Securities
Although the Fund invests primarily in publicly traded common stocks of U.S. companies, it may invest in any of the securities set forth below, referred to as eligible equity securities, issued by companies that meet the Fund’s investment criteria at the time the Fund purchases the security.

•Voting common stock that is registered under the Securities Exchange Act of 1934 and is listed on a major United States stock exchange, including the New York Stock Exchange (“NYSE”) and the NASDAQ® Stock Market.

•Convertible debt securities and convertible preferred stock listed on a major United States stock exchange, including the NYSE and the NASDAQ® Stock Market, if the holder has the right to convert the debt securities or preferred stock into common stock that satisfies all the requirements above. The Fund, however,

Prospectus	The Jensen Quality Growth Fund Inc.	7

does not expect convertible securities to be a significant amount of its total assets.

•American Depository Receipts (“ADRs”) for the common stock of foreign corporations, if the ADRs are issued in sponsored programs, registered under the Securities Exchange Act of 1934 and listed on a major United States stock exchange, including the NYSE and the NASDAQ® Stock Market. ADRs are receipts issued by domestic banks or trust companies that represent the deposit of a security of a foreign issuer and are publicly traded in the United States. The Fund, however, does not expect ADRs to be a significant portion of its total assets.

•Equity securities listed on a major United States stock exchange, including the NYSE and the NASDAQ® Stock Market, issued by foreign companies. There are no restrictions on the amount of securities of foreign issuers that the Fund may own. The Fund, however, does not expect securities of foreign issuers to be a significant amount of its total assets. An issuer may be classified as either “domestic” or “foreign” depending upon which factors the Adviser considers most important for a given issuer. In making such determinations, the Adviser will generally look to the location of the issuer’s primary stock listing and/or regulatory filings. However, in some cases, it may consider other factors, such as the location of the issuer’s headquarters and senior management.

The Fund purchases investment securities with the expectation of holding them for long-term appreciation. The Fund’s investment policy governs the portfolio turnover rate. The Fund’s investment policy permits the Fund to sell all or part of its securities of a portfolio company when the Fund’s Adviser determines that the security should be replaced with another qualifying security that has a greater opportunity for appreciation. In addition, the Fund will begin to sell its position in a portfolio company if that company no longer satisfies the investment criteria specified above, including if its price exceeds intrinsic value, unless the failure is due to an extraordinary situation that the Adviser believes will not have a material adverse impact on the company’s operating performance, in which case the Fund may continue to hold and invest in the company. The strategies and timing for disposing of a position in any portfolio company that no longer satisfies the Fund’s investment criteria are based on various and ongoing security-specific and portfolio-level considerations taken into account by the Adviser. As a result, the Fund’s sale of its position in a portfolio company may occur over an extended period of time. The Fund is subject to some restrictions governing the percentage of its assets that may be invested in the securities of any one company. See “Fundamental Investment Restrictions,” “Portfolio Turnover” and “Tax Status of the Fund” in the Fund’s Statement of Additional Information (“SAI”) for more information on the Fund’s investment policies and restrictions.

The Fund does not engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund’s Other Investments
As a non-principal investment strategy, the Fund may invest a portion of its assets in cash or cash equivalents. In addition, in response to adverse market, economic, political or other conditions, the Fund may take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies and invest up to 25% of the Fund’s total assets in cash or cash equivalents. Some of these short-term instruments include:

•Cash held by the Fund’s custodian, U.S. Bank National Association;

•Money market mutual funds;

•FDIC-insured bank deposits;

•United States Treasury bills;

•Commercial paper rated A-1 by Standard and Poor’s Corporation (“S&P”) or Prime-1 by Moody’s Investor Services, Inc. (“Moody’s”);

•Demand notes of companies whose commercial paper receives the same ratings listed above by S&P or Moody’s;

•Institutional-grade paper maturing at 13 months or less; and

•U.S. government agency discount notes.

If the market advances during periods when the Fund is holding a large position in cash or cash equivalents, the Fund may not participate to the extent it would have if the Fund had been more fully invested in accordance with its principal investment strategies, which may result in the Fund not achieving its investment objective.

To the extent that the Fund invests in money market mutual funds for its cash positions, there will be some duplication of expenses because the Fund will bear its pro rata portion of such money market funds’ management fees and operational expenses.

Implementation of Investment Objective and Strategies
The Fund has developed an extensive quality control program to ensure that the Fund’s investment strategy, research process and administration are implemented properly. The objectives of this program are to ensure that:

•The Fund’s investment strategy is applied consistently over time;

•The objective investment criteria are applied on a uniform basis; and

•Management focuses at all times on the best interests of the shareholders of the Fund.

8	The Jensen Quality Growth Fund Inc.	Prospectus

The Fund’s investment strategy has been blended with certain administrative policies to accomplish its investment objective. The Fund has:

•Established an investment team to execute the investment discipline;

•Objectively defined the Fund’s research process, so that every security in the Fund’s portfolio has met specific objective and analytical tests;

•Defined the Fund’s trading policy to ensure that the Fund (a) purchases only eligible equity securities issued by companies that meet the Fund’s investment criteria and (b) makes changes to its portfolio only when the Adviser determines the issuer’s performance makes a change advisable; and

•Established investment policies that prohibit the Fund from trading on margin, lending securities, selling short, or trading in futures or options.

These measures are in addition to those required by the Investment Company Act of 1940, as amended (“1940 Act”). See the Fund’s SAI for more information on compliance with the 1940 Act.

Principal Risks

Stock Market Risk
Because the Fund invests in common stock, the Fund is subject to the risk that the market value of its securities may decrease over a short or extended period of time. The prices of equity securities may change, sometimes rapidly and unpredictably, in response to many different factors such as general economic conditions, interest rates, the historical and prospective financial performance of a company, the value of its assets, investor sentiment and perception of a company, and the occurrence of local, regional, national or global events such as bank failures, epidemics and other public health emergencies, wars or other conflicts, acts of terrorism, and natural disasters. In addition, particular sectors of the stock market may underperform or outperform the market as a whole, and the value of an individual security held by the Fund may be more volatile than the market as a whole.

Management Risk
The Adviser makes all decisions regarding the Fund’s investments. Accordingly, the Fund’s investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the Fund’s assets and investments. The Fund may only invest in those companies that can be purchased at a discount to their intrinsic values as calculated by the Adviser. Since the intrinsic value is calculated from estimated future cash flows, the Adviser’s estimate may be in error or change as the forces of economics, competition, inflation, and other factors affect each particular company, and as a result the market price of a company’s securities may never reach the Adviser’s estimate of its intrinsic value. In addition, because intrinsic value is a function of business performance and does not change as much or as frequently as market value, the relationship between the two is not constant, and this disconnect may result in the market price of a company’s securities remaining significantly below the Adviser’s estimate of its intrinsic value for extended periods of time. Although each company selected for investment by the Fund must have demonstrated at least a decade of high operating performance that the Adviser believes can be continued by maintaining or increasing its advantage over competitors, there is a risk that other companies engaged in the same business may succeed in gaining a competitive advantage. The Adviser’s assessment of its investment criteria for a portfolio company may be incorrect. Certain risks are inherent in the ownership of any security, and there is no assurance that the Fund’s investment objective will be achieved.

Recent Market Events Risk
U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, and the impact of the coronavirus (COVID-19) global pandemic. The recovery from COVID-19 is proceeding at slower than expected rates and may last for a prolonged period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Non-diversification Risk
The Fund is a non-diversified mutual fund. This means the Fund is not as restricted as some other mutual funds are by the provisions of the 1940 Act with respect to the diversification of its investments. The Fund’s “non-diversified status” permits the investment of a greater portion of the Fund’s assets in the securities of a smaller number of issuers than would be permissible under a “diversified status.” The appreciation or depreciation of a single portfolio security, or the performance of particular sectors of the stock market, may have a greater impact on the NAV of the Fund. Accordingly, the NAV of the Fund may fluctuate more than a comparable “diversified” fund.

Prospectus	The Jensen Quality Growth Fund Inc.	9

Company and Sector Risk
The Fund’s principal investment strategies require that a company selected for investment must, among other criteria and in the determination of the Adviser, have attained a return on equity of at least 15 percent per year for each of the prior 10 years. Due to the relatively limited number of companies that meet this investment criteria and thereby qualify for investment consideration, at times the Fund is prohibited from investing in certain companies and sectors that are experiencing strong, shorter-term market appreciation but have not attained the high level of consistent, long-term business performance that is required for investment consideration by the Fund. As a result, the Fund’s performance may trail the overall market over a short or extended period of time compared to what its performance may have been if the Fund was able to invest in such rapidly growing, non-qualifying companies.

Large-Cap Company Risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Adviser considers companies with market capitalizations in excess of $10 billion to be large-cap companies.

Growth Stock Risk
The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks and may be out of favor with investors at different periods of time. Compared to value stocks, growth stocks may experience larger price swings.

Other Investment Risks
The Fund may engage in certain non-principal investment strategies as discussed in this Prospectus. To the extent that the Fund engages in these non-principal strategies, the Fund will be subject to the following risks:

Preferred Stock Risk
A preferred stock is a blend of the characteristics of a bond and common stock. It may offer the higher yield of a bond and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Generally, preferred stock has preference over common stock in the receipt of dividends or in any residual assets after payment to creditors should the issuer be dissolved or both. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or deferred by the issuer.

Convertible Securities Risk
A convertible security is a fixed-income security (a debt instrument or a preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

International Risk, Foreign Securities and ADRs
Although all of the Fund’s portfolio securities must be listed on a major United States stock exchange, including the NYSE and the NASDAQ® Stock Market, the Fund may invest in certain foreign securities and ADRs. The Fund also invests in U.S. companies that engage in significant foreign business. See “Investment Objective, Principal Investment Strategies and Primary Risks—The Fund’s Portfolio Securities” in this Prospectus. These investments involve certain risks, such as:

•Political or economic instability in the country where the company is headquartered or doing business;

•Fluctuations in the relative rates of exchange between the currencies of different nations;

•The difficulty of predicting international trade patterns; and

•The possibility of imposition of exchange control regulations.

These securities may also be subject to greater fluctuations in price. With respect to certain foreign countries, there also is a possibility of expropriation, nationalization, confiscatory taxation, political, economic or social instability and diplomatic developments that could affect investments in those countries. See “Investment Policies, Strategies and Associated Risks—American Depositary Receipts” in the Fund’s SAI for additional information relating to ADRs.

Cybersecurity Risk
With the widespread use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (such as through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (that is, efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the

10	The Jensen Quality Growth Fund Inc.	Prospectus

inability of shareholders to transact business, violations of applicable privacy and other law, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of the Fund’s portfolio securities, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for Fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund and its service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. As a result, the Fund and its shareholders could be negatively impacted.

Management of the Fund

Organization of the Fund
The Fund is organized as an Oregon corporation and is managed under the supervision of its Board of Directors. For additional information about the Fund’s organization and Board of Directors, please see the Fund’s SAI.

Investment Adviser
The Fund’s investment adviser is Jensen Investment Management, Inc., with offices at 5500 Meadows Road, Suite 200, Lake Oswego, Oregon 97035-3623. The investments and business operations of the Fund are managed by the Adviser subject to oversight by the Fund’s Board of Directors. The Adviser is also responsible for selecting brokers and dealers to execute the Fund’s portfolio transactions. Jensen Investment Management, Inc. has acted as the Fund’s investment adviser since the Fund was established in 1992.

The Adviser also serves as investment adviser to individual and institutional accounts, as well as the Jensen Quality Value Fund and the Jensen Global Quality Growth Fund, each of which is an open-end mutual fund, and was managing assets totaling approximately $14.1 billion as of July 31, 2023. For its services to the Fund, the Adviser receives an investment advisory fee paid monthly by the Fund at an annual rate calculated as a percentage of the average daily net assets of the Fund. The table below illustrates the Fund’s base investment advisory fee annual rate and the reduced annual fee rates on Fund assets in excess of certain levels (breakpoints):

Annual Investment Advisory Fee (as a percentage of the Fund’s average daily net assets)
$4 billion or less	More than $4 billion, up to $8 billion	More than $8 billion, up to $12 billion	More than $12 billion
0.500%	0.475%	0.450%	0.425%

For the Fund’s most recent fiscal year ended May 31, 2023, aggregate advisory fees paid to the Adviser by the Fund amounted to 0.48% of average daily net assets of the Fund. The Fund’s Board of Directors most recently approved the continuation of the Fund’s investment advisory agreement with the Adviser on July 18, 2023. A discussion regarding the Board of Director’s decision to continue the Fund’s investment advisory agreement with the Adviser will be included in the Fund’s semi-annual report to shareholders for the six-month period ended November 30, 2023.

Portfolio Managers
The Fund is managed by a team composed of the Adviser’s investment team for the Fund, which is responsible for all investment decisions for the Fund. All members share equal responsibility in managing the Fund and making decisions regarding the Fund’s investments. The SAI provides additional information about the investment team’s compensation, other accounts managed by each member of the investment team and each member’s ownership of securities in the Fund. The investment team is composed of Eric H. Schoenstein, Robert D. McIver, Kurt M. Havnaer, Allen T. Bond, Kevin J. Walkush and Adam D. Calamar.

Eric H. Schoenstein was appointed Chief Investment Officer of the Adviser in 2021. Previously, Mr. Schoenstein held the position of Director of Business Analysis. Mr. Schoenstein, has been a Managing Director of the Adviser since 2007 and has over 36 years of accounting and business analysis experience. He spent nearly 14 years with Arthur Andersen LLP, serving as a Senior Audit Manager and providing a wide variety of services to clients in both the public and private sectors, primarily in the manufacturing, transportation and wholesale and retail distribution industries. Mr. Schoenstein has been a member of the investment team since January of 2004.

Robert D. McIver was appointed President of the Fund and President of the Adviser in February 2007, and joined the Adviser in September 2004 as Director of Operations and Portfolio Manager. Mr. McIver was elected as a Director of the Fund by the Fund’s Board of Directors in July 2015 to fill a vacancy caused by the retirement of another Fund Director, Gary W. Hibler. Mr. McIver, a Managing Director of the Adviser since 2007, has over 35 years of experience in the banking and investment management business, including 2 years

Prospectus	The Jensen Quality Growth Fund Inc.	11

with National Westminster Bank as a corporate banker, 10 years with Schroder Investment Management in London, and two additional years with Schroder & Co. Trust Bank where he served as Chief Investment Officer, Latin America. More recently, he managed two private property management and resort companies in British Columbia, Canada from 2001 – 2004. Mr. McIver has been a member of the investment team since March of 2005.

Kurt M. Havnaer, CFA, Portfolio Manager, has been employed by the Adviser since December 2005, previously holding the position of Business Analyst through September 2015. Mr. Havnaer has over 35 years of experience in the investment management industry. Prior to joining the Adviser, he spent 9 years at Columbia Management Advisors as a high yield analyst and co-portfolio manager. Prior to that, Mr. Havnaer was a portfolio manager, analyst and trader at Safeco Asset Management. He has been a member of the investment team since September of 2007.

Allen T. Bond, CFA, Head of Research and Managing Director, has been employed by the Adviser since February 2007, previously holding the position of Business Analyst through September 2015, and Portfolio Manager from October 2015 through August 2017. Mr. Bond has over 25 years of experience in the investment management industry. Mr. Bond previously served as a Credit Analyst at Washington Mutual where he performed fundamental analysis on investment-grade corporate bond issuers in connection with a fixed-income securities portfolio managed by the insurance company subsidiary of Washington Mutual. Prior to Washington Mutual, he was a High Yield Credit Analyst and Trader for Columbia Management Group. Mr. Bond began his career as a trader at Ferguson Wellman Capital Management. He has been a member of the investment team since May of 2011.

Kevin J. Walkush, Head of ESG and Portfolio Manager, has been employed by the Adviser since May 2007, previously holding the position of Business Analyst through September 2015. Mr. Walkush has over 18 years of experience in the investment management industry. Mr. Walkush joined the Adviser from Morningstar where he held the position of Stock Analyst. In that role, Mr. Walkush provided equity research coverage of industrial, mining, and alternative energy stocks. Prior to Morningstar, Mr. Walkush consulted for Lux Capital where he performed due diligence on investment candidates as well as prepared university-based technology for commercialization. Mr. Walkush has also held various finance and operational roles at Amazon.com and Weyerhaeuser. He has been a member of the investment team since May of 2011.

Adam D. Calamar, CFA, Portfolio Manager, has been employed by the Adviser since May 2008, and has over 16 years of experience in the investment management industry. Mr. Calamar held the position of Business Analyst from January 2010 through September 2015, and previously held the position of Manager of Institutional Services where he assisted in relationship management with the company’s institutional clients. Mr. Calamar was previously employed by
Broadmark Asset Management, LLC. He has been a member of the investment team since September 2013.

Distribution and Servicing of Shares

Distributor
Quasar Distributors, LLC (“Distributor”), 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin, 53202, serves as distributor and principal underwriter for the Fund’s shares. Quasar is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.

Class J Shares
Distribution and Shareholder Servicing Plan
The Fund has implemented a combined Distribution and Shareholder Servicing Plan (the "12b-1 Plan") for its Class J shares in accordance with Rule 12b-1 of the 1940 Act. The 12b-1 Plan allows the Fund's Class J shares to pay fees to financial intermediaries (including broker-dealers that sponsor mutual fund supermarket programs) and other service providers for the sale and distribution of Class J shares and for shareholder servicing and maintenance of shareholder accounts. The 12b-1 Plan authorizes and provides for payments of up to 0.25% per year of the Fund's average daily net assets for Class J shares for sale and distribution services and shareholder servicing. As these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to payments made under the Fund’s 12b-1 Plan and other payments made by the Fund such as for sub-transfer agency, account maintenance and recordkeeping, the Adviser makes payments from past profits and other resources, including from its relationship with the Fund, to compensate those financial intermediaries (including broker-dealers that sponsor mutual fund supermarket programs) and other service providers that provide sales and distribution services and shareholder servicing and account maintenance to the Fund's Class J Shares and charge a higher fee than the 0.25% paid by the Class J shares under the 12b-1 Plan. The portion of these fees that are not sub-transfer agency fees and which are in excess of 0.25% is paid by the Adviser and not by the Class J shares. The fee rates charged by these financial intermediaries vary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph may be considered “revenue sharing payments.” The Fund's SAI provides more information concerning payments to financial intermediaries. Investors should consult their financial intermediary regarding the amount and other details of the payments the financial intermediary receives for the services it provides to the Fund's Class J shares and other mutual funds available to the financial intermediary's customers. To the extent that these fees received by the financial intermediary for its services to the Fund, or other payments it receives for providing Fund marketing support to the Fund, are higher

12	The Jensen Quality Growth Fund Inc.	Prospectus

than those paid by other mutual funds, such payments create an incentive for the financial intermediary and its financial professionals to sell the Class J Shares of the Fund rather than other mutual funds or to sell Class J Shares over other share classes of the Fund for which the intermediary does not receive payment or receives a lower amount.

Class I Shares
Shareholder Servicing Plan
The Fund has implemented a Shareholder Servicing Plan (the "Shareholder Servicing Plan") for its Class I shares that authorizes the Fund to make payments to financial intermediaries, retirement plan administrators and other service providers for Class I shareholders in return for their shareholder servicing and maintenance of Class I shareholder accounts, including participant recordkeeping and administrative services provided for participants in retirement plans that maintain Class I accounts in the Fund. These shareholder servicing and maintenance fees may not exceed 0.10% per year of the Fund's average daily net assets for Class I shares and may not be used to pay for any services in connection with the distribution and sale of Class I shares.

In addition to payments under the Fund’s Shareholder Servicing Plan, the Adviser makes payments from its past profits and other resources, including its relationship with the Fund, to compensate certain financial intermediaries and other service providers that provide shareholder servicing and account maintenance to the Fund's Class I shares. For any fee charged by a financial intermediary that is higher than the 0.10% paid by the Class I shares under the Shareholder Servicing Plan, or for such fees otherwise not paid under the Shareholder Servicing Plan, this portion of the fees is paid by the Adviser and not by the Class I shares. The fee rates charged by these financial intermediaries vary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph may be considered “revenue sharing payments.” The Fund's SAI provides more information concerning payments to financial intermediaries. Investors should consult their financial intermediary regarding the details of the payments the financial intermediary receives for providing servicing for the Class I shares and other mutual funds. These payments made by the Fund to a financial intermediary may be higher than payments made for the same services by other mutual funds that are available to customers of the financial intermediary. In such case, the financial intermediary and its financial professionals have an incentive to sell the Class I shares of the Fund rather than other mutual funds that are available to the financial intermediary's customers or to sell Class I shares over other share classes of the Fund or which the intermediary does not receive payment or receives a lower amount.

Class R Shares
Distribution and Shareholder Servicing Plan
The Fund has implemented a combined Distribution and Shareholder Servicing Plan (the “12b-1 Plan”) for its Class R shares in accordance with Rule 12b 1 of the Investment Company Act of 1940. The 12b-1 Plan allows the Fund’s Class R shares to pay fees to financial intermediaries and other service providers for the sale and distribution of Class R shares and for shareholder servicing and maintenance of shareholder accounts. The 12b-1 Plan authorizes and provides for payments of up to 0.50% per year of the Fund’s average daily net assets for Class R shares for sale and distribution services and shareholder servicing. As these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, the Adviser may make payments from past profits and other resources, including from its relationship with the Fund, to compensate any financial intermediaries and other service providers that provide sales and distribution services and shareholder servicing and account maintenance to the Fund’s Class R shares and charge a higher fee than the 0.50% paid by the Class R shares under the 12b-1 Plan. Any portion of these fees in excess of 0.50% is paid by the Adviser and not by the Class R shares of the Fund. The fee rates charged by these financial intermediaries vary. The Fund’s SAI provides more information concerning payments to financial intermediaries. Investors should consult their financial intermediary regarding the amount and other details of the payments the financial intermediary receives for the services it provides to the Fund’s Class R shares and other mutual funds available to the financial intermediary’s customers. To the extent that these fees paid to the financial intermediary (and any fees paid to the financial intermediary under the Fund’s Shareholder Servicing Plan (see below)) for its services to the Fund, or other payments it receives for providing Fund marketing support, are higher than those paid by other mutual funds, such payments create an incentive for the financial intermediary and its financial professionals to sell the Class R shares of the Fund rather than other mutual funds or to sell Class R shares over other share classes of the Fund for which the intermediary does not receive payment or receives a lower amount.

Shareholder Servicing Plan
The Fund has implemented a Shareholder Servicing Plan (the “Shareholder Servicing Plan”) for its Class R shares that authorizes the Fund to make payments to financial intermediaries, retirement plan administrators and other service providers in return for their shareholder servicing and maintenance of Class R shareholder accounts, including participant recordkeeping and administrative services provided for participants in retirement plans that maintain Class R accounts in the Fund. The shareholder servicing and maintenance fees authorized under the Shareholder Servicing Plan may not exceed 0.25% per year of the Fund’s average daily net assets for Class R shares and may not be used to pay for any services

Prospectus	The Jensen Quality Growth Fund Inc.	13

in connection with the distribution and sale of Class R shares. The fee rates charged by these financial intermediaries vary.

Class Y Shares
Shareholder Servicing Plan
The Class Y Shares are not subject to, and do not pay, any 12b-1 fee, sub-transfer agency fee or shareholder servicing plan fee. Furthermore, except for a relationship subject to a prior policy, it is the Adviser’s general policy and practice not to make payments from its past profits and other resources, including from its relationship with the Fund, to financial intermediaries to compensate them for the shareholder recordkeeping and servicing they provide to their individual customers who are beneficial owners of the Class Y Shares of the Fund. To the extent, however, that the Adviser makes an exception to or amends its general policy and practice and makes such payments to any financial intermediaries (including payments due to a relationship subject to a prior policy), which payments may be considered “revenue sharing payments,” it will only do so if such payments are determined by the Adviser to be consistent with regulatory rules and guidance.

Sub-Transfer Agency Fees
The Fund’s Class J shares makes payments to certain financial intermediaries who have chosen to maintain an “omnibus account” with the Fund, which is a single account in the Fund that contains the combined investment in Class J shares for all of a financial intermediary’s customers. In turn, these financial intermediaries provide shareholder recordkeeping and servicing to their individual customers who are beneficial owners of the Fund via these omnibus accounts. These payments, commonly known as “sub-transfer agency fees,” made by the Fund to such financial intermediaries for the shareholder recordkeeping and servicing they provide to their individual customers who are indirect Fund shareholders approximate the fees that would be paid by the Fund to Fund Services for maintaining and servicing these accounts if the financial intermediaries’ customers were instead direct shareholders of the Fund.

Shareholder Service Information

Pricing of Fund Shares
The price of each class of Fund shares is its net asset value per share (“NAV”). The NAV of each class of shares is calculated at the close of regular trading hours of the NYSE (generally 4:00 p.m., Eastern Time) each day the NYSE is open. Therefore, shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends and national holidays in the U.S.A. For a list of holidays observed by the NYSE, please see the Fund’s SAI. Your purchase and redemption requests are priced at the next NAV calculated after receipt of a properly completed purchase or redemption order. The NAV for each class is calculated by dividing the total value of the Fund’s securities and other assets that are allocated to the class, less the liabilities allocated to that class, by the total number of shares outstanding for the class. Due to the fact that different expenses are charged to the Class J, Class I, Class R, and Class Y shares, the NAVs of the different classes of the Fund may vary.

The Fund uses the following methods to value securities held in its portfolio:

•Securities listed on U.S. stock exchanges, including the NYSE, are valued at the last sale price at the close on its principal exchange. Securities listed on the NASDAQ® Stock Market are valued at the NASDAQ Official Closing Price. If such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price;

•Securities that are traded in the over-the-counter market are valued at their current bid price;
•Short-term money market securities maturing within 60 days are valued on the amortized cost basis; and
•Securities for which market quotations are not readily available shall be valued at their fair value.

The market value of the securities in the Fund’s portfolio changes daily and the NAV of each class of Fund shares changes accordingly.

Fair Value Pricing
If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under the Adviser’s fair value pricing procedures subject to oversight by the Board of Directors. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Fund normally invests in common stock of domestic issuers listed on U.S. stock exchanges, including the NYSE or the NASDAQ® Stock Market, the substantial majority of which are large capitalization, highly liquid securities. Nonetheless, these securities may at times not have market quotations readily available, including, but not limited to, such instances where the market quotation for a security has become

14	The Jensen Quality Growth Fund Inc.	Prospectus

stale, sales of a security have been infrequent, or where there is a thin market in the security. To address these situations, the Adviser has developed procedures that utilize fair value pricing when reliable market quotations are not readily available or the Fund's Pricing Service does not provide a valuation, (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Adviser subject to oversight by the Board of Directors. When a security is fair valued, it is priced at the amount that the owner of the security might reasonably expect to receive upon its current sale.

Because fair value pricing is subjective in nature, there can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. There can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued using market quotations.

See the SAI for more information about the pricing of the Fund’s shares.

How to Buy Fund Shares
The Fund offers four different classes of shares through this prospectus. Class J shares, the Fund’s original class of shares, are available to retain investors, Class I shares are available to institutional investors and individuals willing to make significant initial investment, Class R shares are available to defined contribution plans and other retirement plans, and Class Y shares are available to institutional investors and individuals willing to make a higher significant investment and to employees and clients of the Adviser as well as to employee benefit plans sponsored by the Adviser. Each share class has its own expense structure and minimum investment amount.

Shares of the Fund are sold at the NAV, which means that you pay no sales charges or commissions when you purchase shares. Your share price will be the next NAV calculated after the Fund receives your request in good order. Forms are available by request and at www.jenseninvestment.com.

Class J Shares
You may purchase Class J shares of the Fund directly from the Fund. Class J shares, the Fund’s original class of shares, are available to retail investors.

Class I Shares
Unless otherwise exempt from its investment minimum, only investors who are willing to make a significant initial investment may purchase Class I shares of the Fund directly from the Fund.

Class R Shares
You may purchase Class R shares of the Fund directly from the Fund. Class R shares are available to defined contribution plans and other retirement plans.

Class Y Shares
The Class Y shares are available only to institutional and individual investors willing to make a significant initial investment and to employees and clients of the Adviser. You may purchase Class Y shares of the Fund directly from the Fund.

Additional Purchase Information Pertaining to the Fund
When making a purchase request, make sure your request is in good order. For purchases made through Fund Services, “good order” means your purchase request includes:

•The name of the Fund;

•The dollar amount of shares to be purchased;

•Account application form or investment stub; and

•Check payable to “The Jensen Quality Growth Fund Inc.”

For information about your financial intermediary’s requirements for purchases in good order, please contact your financial intermediary.

Share Classes and Minimum Investments Pertaining to the Fund
This Prospectus offers four classes of Fund shares: Class J shares, Class I shares, Class R shares and Class Y shares. The four classes of Fund shares are subject to the same investment advisory fees but are subject to different distribution and/or shareholder servicing fees.

Except as described in this section, the minimum investment amount for each class of Fund shares is as follows:

	Initial Investment	Subsequent Investment
Class J	$2,500	$100
Class I	$250,000	$100
Class R	$2,500	$100
Class Y	$1,000,000	$100

These minimums may be waived for accounts held in qualified retirement or profit sharing plans, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Adviser. Registered investment advisors and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.

Prospectus	The Jensen Quality Growth Fund Inc.	15

Current and former employees of the Adviser and their spouses (including domestic partners) and children, may purchase Class Y shares and are not subject to any minimum initial investment amount. Subsequent investments by such shareholders are subject to the $100 minimum described above.

The Fund reserves the right to waive the minimum initial investment or minimum subsequent investment amounts at its discretion. Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.

Financial Intermediaries
You may purchase shares of the Fund through a third-party financial intermediary, such as a broker-dealer (including one that sponsors a mutual fund supermarket program), financial institution or other financial service firm. When you purchase shares of the Fund through a financial intermediary, the financial intermediary may be listed as the shareholder of record of the shares. In addition, a financial intermediary may use procedures and impose restrictions that are different from those applicable to shareholders that invest in the Fund directly.

The price per share you will receive will be the NAV next computed after your request is received in good order by the financial intermediary. The Fund may make arrangements with certain financial intermediaries (“Authorized Intermediaries”) to receive purchase and redemption orders on its behalf. Authorized Intermediaries may be authorized to designate other intermediaries to receive purchase and redemption requests on behalf of the Fund. The Fund will be deemed to have received a purchase order when an Authorized Intermediary or, if applicable, its designee receives the order. Purchase requests submitted to an Authorized Intermediary or its designee after the Authorized Intermediary’s or designee’s imposed cut-off time may not be received by the Fund prior to the Fund’s cut-off time at the close of regular trading (generally 4:00 p.m., Eastern time) on that day. Such purchase requests will be processed at the NAV calculated at the close of regular trading on the next day that the NYSE is open for business. For more information about your financial intermediary’s rules and procedures, whether your financial intermediary is an Authorized Intermediary, and whether your financial intermediary imposes cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund, contact your financial intermediary directly.

If you intend to invest in the Fund through a financial intermediary, you should read the program materials provided by the financial intermediary as a supplement to this Prospectus. Financial intermediaries may charge you transaction-based fees or other charges for the services they provide to you. These charges are not reflected in the fee table or expense example in this Prospectus, and such charges are retained by the financial intermediary and are not paid to the Fund or the Adviser.

Buying Shares by Mail
Complete an application and send it to the address below, with a check for at least the minimum amount and made payable to “The Jensen Quality Growth Fund Inc.”:

By Mail:
The Jensen Quality Growth Fund Inc.
c/o U.S. Bank Global Fund Services
PO Box 701
Milwaukee, WI 53201-0701

By Overnight or Express Mail:
The Jensen Quality Growth Fund Inc.
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202-5207

To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from Fund Services. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by Fund Services. Receipt of purchase orders or redemption requests is based on when the order is received at Fund Services’ offices.

The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment. All purchases must be in U.S. dollars drawn on a domestic financial institution.

NOTE: Fund Services will charge your account a $25 fee for any payment returned. In addition, you will be responsible for any losses suffered by the Fund as a result.

Buying Shares by Wire
If you are making an initial investment in the Fund by wire transfer, please contact the Fund by telephone before you wire funds to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your completed application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you should call Fund Services toll free at 800-992-4144. You may then contact your

16	The Jensen Quality Growth Fund Inc.	Prospectus

bank to wire funds according to the instructions you were given. Your purchase will be placed as of the date the funds are received provided the funds are received before the close of the market. If the funds are received after the close of the market, your shares will be purchased using the next business day’s closing NAV. The Fund and U.S. Bank National Association are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For subsequent investments by wire, please contact Fund Services at 800-992-4144 prior to sending your wire. This will alert the Fund to your intention and will ensure proper credit when your wire is received. Instruct your bank to wire transfer your investment to:

U.S. Bank National Association
777 E. Wisconsin Ave
Milwaukee, Wisconsin 53202
ABA Number: 075000022
For credit to U.S. Bank Global Fund Services
Account Number 112-952-137
Further credit to:    The Jensen Quality Growth Fund Inc.
    Shareholder account name and account number

Buying Shares by Telephone
If you have established bank instructions on your account and have not declined telephone transaction privileges on your New Account Application Form, you may purchase additional shares of the Fund, in amounts of $100 or more, by telephoning Fund Services toll free at 800-992-4144. If your account has been open for seven business days, this option allows you to move money from your bank account to the Fund account upon request. Only bank accounts held at U.S. banks that are Automated Clearing House (“ACH”) members may be used for telephone transactions. Shares will be purchased in your account at the applicable price determined on the day of your order, as long as your order is received prior to 4:00 p.m. Eastern Time. If your payment is rejected by your bank, Fund Services will charge your account a $25 fee. In addition to the fee, you will also be responsible for any resulting loss incurred by the Fund.

Automatic Investment Program (Class J shares only)
You may purchase Fund shares automatically from your bank under the automatic investment program, which allows monies to be transferred directly from your checking or savings account to invest in the Fund.

•Purchases may be made on a monthly basis.

•To be eligible, your account must be maintained at a domestic financial institution that is an ACH member.

•You may sign up for the automatic investment program by completing an application form.

•Minimum initial investment is $100 (for automatic investment program only).

•Minimum subsequent investment is $100.

Please call our shareholder services at 800-992-4144 for more information about participating in the program. Any request to change or terminate your Automatic Investment Plan should be submitted to Fund Services five days prior to effective date of the request. Fund Services will charge your account a $25 fee for any ACH payment that is not honored.

Anti-Money Laundering Program
The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the USA PATRIOT Act and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•full name;

•date of birth (individuals only);

•Social Security or taxpayer identification number; and

•permanent street address (a P.O. Box alone is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships, business trusts or trusts, will require additional documentation including in the case of a legal entity, the identity of the beneficial owners of the entity. Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, Fund Services will verify the information on your application as part of the Program. The Fund reserves the right to request additional clarifying information to form a reasonable belief as to the true identity of a customer. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value. If you require additional assistance when completing your application, please contact Fund Services at 800-992-4144.

Choosing a Distribution Option
When you complete your account application, you may choose from four distribution options.

1.You may invest all income dividends and capital gains distributions in additional shares of the Fund. This option is assigned automatically if no other choice is made.

Prospectus	The Jensen Quality Growth Fund Inc.	17

2.You may elect to receive income dividends and capital gains distributions in cash.
3.You may elect to receive income dividends in cash and to reinvest capital gains distributions in additional shares of the Fund.
4.You may elect to invest income dividends in additional shares of the Fund and receive capital gains distributions in cash.

If you elect to receive distributions and/or dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. You may change your election at any time. Your request for a change must be received by Fund Services in writing or by telephone at least five days prior to the record date for the distribution for which a change is requested.

Retirement Plans
Tax-deferred retirement plans including:

•IRAs;
•Keogh plan accounts;
•SEP accounts; and
•Other ERISA-qualified plans

may invest in the Fund, subject to the other requirements of the Fund. If a plan has already been established with a custodian or trustee, the plan may purchase shares of the Fund in the same manner as any other shareholder, subject to any special charges imposed by the plan’s custodian or trustee.

If you want to establish an individual retirement account naming Fund Services as custodian, please call our shareholder services at 800-992-4144 for information and forms.

Additional Purchase Information
The Fund reserves the right to reject your purchase order and suspend the offering of the Fund’s shares to you if management determines the rejection or suspension is in the best interests of the Fund.

Shares of the Fund have not been registered for sale outside of the United States, Puerto Rico, Guam and the U.S. Virgin Islands. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Stock Certificates
The issuance of Fund shares is recorded on the books of the Fund in full and fractional shares carried to the third decimal place. For investor convenience and to avoid additional operating costs, the Fund does not expect to issue share certificates.

Conversion and Exchange of Shares
For Other Classes of the Fund

Holders of Class J shares may be or become eligible to invest in Class I shares or Class Y shares of the Fund. Holders of Class I shares may be or become eligible to invest in Class Y shares of the Fund. Such shareholders may convert their shares into shares of the other share class provided that following the conversion the shareholder meets the then-applicable eligibility requirements for the share class. Neither the Class I shares nor Class Y shares is subject to any sales charges or Rule 12b-1 distribution fees. The conversion will be executed on the basis of the respective net asset values of the share classes.

Investors who hold Class I shares of the Fund through a fee-based program of a financial intermediary, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Class I shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.

Ordinarily, your conversion of one class of shares of the Fund into another class of shares of the Fund is not considered to be a taxable transaction for federal income tax purposes. You should consult your tax adviser.

For Another Fund Managed by the Adviser

You may exchange all or a portion of your investment from the Fund to the same share class in an identically registered account of any other mutual fund managed by the Adviser. Any new account established through an exchange will be subject to the minimum investment requirements described above. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange of Fund shares for shares of another mutual fund is considered to be a sale of shares for federal income tax purposes which may result in a realized taxable gain or loss. Call the Fund (toll-free) at 800-992-4144 to learn more about exchanges.

The Fund and Fund Services are available to assist you in opening accounts and when purchasing, exchanging or redeeming shares.

18	The Jensen Quality Growth Fund Inc.	Prospectus

Closure of the Fund
The Board of Directors retains the right to close the Fund (or partially close the Fund) to new purchases if it is determined to be in the best interest of shareholders. Based on market and Fund conditions, the Adviser may recommend to the Board of Directors that the Fund be closed to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time. If the Fund is closed to new purchases it will continue to honor redemption requests, subject to any suspensions by the Fund of redemption rights at times when the NYSE is closed or during certain other periods as permitted under the federal securities laws.

Householding
In an effort to decrease costs, the Fund has reduced the number of duplicate prospectuses, and certain other shareholder documents you receive and sends only one copy of each to those addresses shared by two or more accounts. Call toll-free at 800-992-4144 to request individual copies of these documents, or if your shares are held through a financial institution please contact them directly. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property
It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact Fund Services toll-free at 800-992-4144 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact Fund Services if you wish to complete a Texas Designation of Representative form.

How to Redeem Fund Shares
You may redeem Fund shares on any business day the NYSE is open. Shares of the Fund are redeemed at the next NAV calculated after the Fund has received your redemption request in good order. Payment is typically made within one to three business days of receipt of a valid redemption request.

Redemption by Mail
You may mail your redemption request to:

By Mail:
The Jensen Quality Growth Fund Inc.
c/o U.S. Bank Global Fund Services
PO Box 701
Milwaukee, WI 53201-0701

By Overnight or Express Mail:
The Jensen Quality Growth Fund Inc.
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by Fund Services. Receipt of purchase orders or redemption requests is based on when the order is received at Fund Services’ offices.

It is important that your redemption request be mailed to the correct address and be in good order. If a redemption request is inadvertently sent to the Fund at its corporate address, it will be forwarded to Fund Services, but the effective date of the redemption will be delayed. No redemption will be made until a request is submitted in good order.

A redemption request made through Fund Services is considered to be in “good order” if the following information is included:

•The name of the Fund and Class of shares;

•The dollar amount or number of shares being redeemed;

•The account registration number; and

•The signatures of all registered shareholders as registered, providing a signature guarantee(s), if applicable (see the section entitled “Signature Guarantee” below).

The Fund reserves the right to change the requirements for what constitutes a redemption request in “good order.” Shareholders will be given advance notice if the requirements of “good order” change. For information about your financial intermediary’s requirements for redemption requests in good order, please contact your financial intermediary.

Redemption requests for accounts registered in the names of corporations, fiduciaries and institutions may require additional redemption documents, such as corporate resolutions, certificates of

Prospectus	The Jensen Quality Growth Fund Inc.	19

incumbency or copies of trust documents. Please contact Fund Services if your account is registered in one of these categories.

You may receive proceeds of your sale by a check sent to the address of record, or electronically via the ACH network using the previously established bank instructions or via federal wire transfer to your pre-established bank account. The Fund expects that it will typically take one to three business days following the receipt of your redemption request to pay out redemption proceeds, regardless of whether the redemption proceeds are paid by check, ACH transfer or wire. Please note that wire transfers are subject to a $15 fee. There is no charge to have proceeds sent via ACH. Funds, however, are typically not credited to your bank until one to three business days after redemption. In all cases, proceeds will be processed within seven calendar days after the Fund receives your redemption request, unless the Fund has suspended your right of redemption or postponed the payment date as permitted under the federal securities laws.

The Fund typically expects it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly under normal market conditions and may also be used in periods of stressed market conditions. The Fund reserves the right to satisfy redemption requests in kind as described below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used in circumstances as described above, and may also be used in periods of stressed market conditions. The Fund has in place a line of credit that may be used to meet redemption requests during periods of stressed market conditions.

IRA Redemption
If you are an IRA shareholder, you must indicate on your written redemption request whether or not to withhold federal income tax. If your redemption request fails to make an indication, your redemption proceeds will be subject to withholding at a current withholding rate of 10%.

Shares held in IRA accounts may be redeemed by telephone at 800-992-4144. Investors will be asked whether or not to withhold taxes from any distribution.

IRA accounts will be charged a $15 annual maintenance fee.

Redemption by Telephone
Unless you have declined telephone transaction privileges on your New Account Application Form, you may redeem shares in any amount not less than $100 and not more than $50,000 by instructing Fund Services by telephone at 800-992-4144. A signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to add or change telephone redemption privileges on an existing account. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Note: Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

•That you correctly state your Fund account number;

•The name in which your account is registered;

•The Social Security or tax identification number under which the account is registered; and

•The address of the account holder, as stated in the New Account Application Form.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Telephone redemptions will not be made if you have notified Fund Services of a change of address within 15 calendar days before the redemption request. Neither the Fund nor Fund Services is liable for any loss incurred due to failure to complete a telephone transaction prior to market close.

Systematic Withdrawal Program
The Fund offers a systematic withdrawal plan (the “SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or annually. Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start this program, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn each month, calendar quarter, or year is $500. This program may be terminated or modified by the Fund at any time. Any request to change or terminate your SWP should be communicated in writing or by telephone to Fund Services no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves a redemption of Fund shares, and may result in a taxable capital gain or loss for federal income tax purposes. In addition, if the amount withdrawn

20	The Jensen Quality Growth Fund Inc.	Prospectus

exceeds the amounts credited to your account, the account ultimately may be depleted. Please call 800-992-4144 for additional information regarding the SWP.

Signature Guarantee
Fund Services may require a signature guarantee for certain redemption requests. Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•If ownership is being changed on your account;

•When redemption proceeds are payable or sent to any person, address or bank account not on record;

•If a change of address was received by Fund Services within the last 15 calendar days; or

•For redemptions over $50,000 from any shareholder account.

The Fund reserves the right to require a signature guarantee or other acceptable signature verification under other circumstances. Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, a signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. Signature guarantees may be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”) but not from a notary public.

Redemption-in-Kind
The Fund generally pays redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind). Any securities redeemed in kind remain subject to general market risks until sold. For federal income tax purposes, redemptions in-kind are taxed in the same manner to a redeeming shareholder as redemptions paid in cash. In addition, sales of such in-kind securities may generate taxable gains.

Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the Fund’s NAV, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s NAV in securities instead of cash. If the Fund pays your redemption proceeds in kind by a distribution of securities, you could incur subsequent brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

Redemption Price and Payment for Fund Shares
Redemption requests are processed at the NAV next computed after Fund Services or other authorized agent receives a redemption request in good order (as defined above). If your redemption request is received by Fund Services or other authorized agent in good order before the close of regular trading hours on the NYSE (currently, 4 p.m. Eastern Time), the request is effective on the day received. If your redemption request is received in good order after the close of regular trading hours on the NYSE, it is effective on the next business day.

Payment for your redeemed Fund shares will be mailed to you generally within one or two business days, but no later than the seventh day after your redemption request is received in good order by Fund Services. However, if any portion of the shares to be redeemed represents an investment made by check or electronic funds transfer through the ACH network, the Fund may delay the payment of the redemption proceeds until Fund Services is reasonably satisfied that the purchase amount has been collected. This may take up to 12 calendar days from the date you purchased shares. You may avoid these delays by purchasing shares of the Fund by wire transfer. The Fund may, however, suspend your right of redemption or postpone the payment date at times when the NYSE is closed or during certain other periods as permitted under the federal securities laws.

The Fund may be required to withhold a percentage for federal income tax (backup withholding) from dividend payments, distributions, and redemption proceeds if you do not provide a correct social security or tax identification number or the Internal Revenue Service (“IRS”) notifies the Fund that you are subject to backup withholding. See the section entitled “Distributions and Taxes” in this Prospectus for more information.

Your redemption payment will be mailed by check to the account name(s) and address exactly as registered. You may also request payment by wire transfer or electronic funds transfer through the ACH network to your predetermined bank account. There is no charge for redemption payments that are mailed or sent via ACH. ACH payments are usually available within 2 business days. Redemption payments sent by wire transfer must be at least $1,000, and Fund Services currently charges $15 for each wire transfer which, for financial intermediaries, may be paid for by the Fund. Your bank may also impose an incoming wire charge. Wire fees are charged against the account only in the case of dollar specific redemptions. In the case of share specific or complete liquidation, fees are deducted from the redemption proceeds.

Prospectus	The Jensen Quality Growth Fund Inc.	21

Redemptions at the Option of the Fund
In addition, the Fund may institute a policy whereby it automatically redeems shares if an account balance drops below a specified amount as a result of redemptions by the shareholder. If such a policy is instituted, the Fund may not implement such redemption if the decrease in the account balance was caused by any reason other than shareholder redemptions. As of the date of this Prospectus, the Fund has not instituted such a policy. However, the Fund’s Board of Directors is authorized to institute such a policy if it determines that such a policy is in the best interests of the Fund and its shareholders.

The Fund may require the redemption of shares if, in its opinion, such action would prevent the Fund from becoming a personal holding company, as defined in the Internal Revenue Code.

Financial Intermediaries
You may also redeem your shares of the Fund through a third-party financial intermediary, such as a broker-dealer, financial institution or other financial service firm. Such financial intermediaries are authorized to designate other financial intermediaries to receive redemption orders on behalf of the Fund. If you purchased your shares of the Fund through a financial intermediary, your redemption order must be placed through the same financial intermediary. The Fund will be deemed to have received the redemption order when such financial intermediary receives the order. A financial intermediary may use procedures and impose restrictions (and possibly charge fees) that are different from those applicable to shareholders who redeem directly from the Fund.

Market Timing
The Fund is designed for long-term investors. Investors who engage in frequent purchases and redemptions of the Fund’s shares, referred to as “market timing,” may dilute the value of the Fund’s shares, interfere with the efficient management of the Fund’s portfolio and increase the Fund’s brokerage and administrative costs. The Fund’s Board of Directors has adopted a policy regarding such market timing. The Fund believes that its investment strategy is not attractive to market timing investors because its portfolio holdings are primarily of domestic issuers, which eliminates “time-zone arbitrage” that may be associated with funds that have significant holdings in foreign securities traded on foreign exchanges. In addition, the Fund invests primarily in large capitalization “blue chip” companies that historically have exhibited a relatively low level of the short-term volatility usually sought by market-timing investors. As a result, the Fund does not currently impose any trading restrictions or redemption fees on Fund shareholders.

However, the Fund discourages market timing and monitors trading activity using a variety of procedures and techniques, including analysis of data for any large redemptions, including the identity and holding period of the redeeming shareholder. These procedures and techniques are applied uniformly to all shareholders and may change from time to time as approved by the Fund’s Board of Directors.

In an effort to discourage market timing and minimize potential harm to the Fund and its shareholders, the Fund reserves the right to identify trading practices as abusive. The Fund reserves the right to reject your purchase order and suspend the offering of the Fund’s shares to you if management determines that the rejection or suspension is in the best interests of the Fund.

Due to the complexity and subjectivity involved in identifying market timing and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. The ability of the Fund to apply its market timing policy to investors investing through financial intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary’s cooperation in implementing the policy. In particular, because the Fund receives purchase and sale orders through financial intermediaries that use omnibus accounts, the Fund cannot always detect market timing. In compliance with Rule 22c-2 of the 1940 Act, the Distributor, on behalf of the Fund, has entered into shareholder information agreements with each of the Fund’s financial intermediaries. Under the terms of each shareholder information agreement, the financial intermediary must, upon request, provide the Fund with certain shareholder identity and trading information so that the Fund can enforce its market timing policy. There may be limitations, however, on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts of financial intermediaries may be limited.

Additional Redemption Information
Neither the Fund, the Adviser nor Fund Services will be liable for any loss, cost or expense of acting on written instructions believed by the party receiving the instructions to be genuine and in accordance with the procedures described in this Prospectus.

General Transaction Policies
The Fund reserves the right to:

•Vary or waive any minimum investment requirement.

•Redeem all shares in your account if your balance falls below the Fund’s minimum for the applicable class of shares. If, within 60 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.

•Delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect the Fund.

22	The Jensen Quality Growth Fund Inc.	Prospectus

•Modify or terminate the Automatic Investment Plan at any time.

Your broker/dealer or other financial service firm may establish policies that differ from those of the Fund. For example, the financial service firm may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker/dealer or other financial service firm for details.

Distributions and Taxes

The Fund declares and makes distributions from its net investment income on a quarterly basis and declares and distributes any net capital gain realized by the Fund at least on an annual basis. These distributions are paid in additional shares of the Fund unless the shareholder elects to receive distributions in cash as described in the section entitled “How to Purchase Shares – Choosing a Distribution Option.”

If you elect to receive distributions from the Fund of net investment income and/or capital gains paid in cash and the U.S. Postal Service cannot deliver the check or a check remains outstanding for six months, the Fund reserves the right to reinvest the check in your account at the Fund’s current NAV and reinvest all subsequent distributions in shares of the Fund.

The Fund will notify its shareholders following the end of each calendar year of the amounts of dividend distributions and capital gain distributions paid (or deemed paid) for the year.

The Fund intends to qualify at all times as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. By qualifying as a RIC and satisfying certain other requirements, the Fund will not be subject to federal income or excise taxes to the extent the Fund distributes its net investment income and realized capital gains to its shareholders. The remainder of this discussion assumes the Fund qualifies as a RIC and has satisfied the annual income, investment and distribution requirements.

The taxation of distributions from the Fund is the same whether paid in cash or in additional shares. For federal income tax purposes, distributions of investment company taxable income are treated as ordinary income, and distributions reported by the Fund as a capital gain dividend (i.e., as the excess of net long-term capital gain over net short-term capital loss) in written statements furnished to the Fund’s shareholders are generally taxable as long-term capital gains to the recipient shareholder regardless of the length of time the shareholder held the Fund’s shares. In the case of non-corporate shareholders, certain net investment income distributions may be attributable to and reported by the Fund as “qualified dividend” income in written statements furnished to the Fund’s shareholders, currently taxable at long-term capital gain rates. For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the corporate shareholder meets certain holding period requirements with respect to its shares.

For a non-corporate shareholder, distributions of the Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

You may also be subject to state or local taxes with respect to holding or selling Fund shares or on distributions from the Fund. You are advised to consult your tax adviser with respect to state and local tax consequences of owning shares of the Fund.

Federal law requires the Fund to withhold a percentage of all distributions and redemption proceeds paid to shareholders that have not provided their correct taxpayer identification number or certified that withholding does not apply. Each prospective shareholder is asked to certify on its application to open an account that the social security number or other tax identification number provided is correct and that the prospective shareholder is not subject to a percentage backup withholding for previous under-reporting of income to the IRS. The Fund generally does not accept an application to open an account that does not comply with these requirements.

In addition to the federal income tax, certain individuals, trusts and estates are subject to a tax of 3.8% on net investment income. The net investment income tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this net investment income tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this net investment income tax.

The Fund is required to report to you and the IRS the cost basis of Fund shares acquired after January 1, 2012 when you subsequently

Prospectus	The Jensen Quality Growth Fund Inc.	23

sell or redeem those shares. The Fund will determine cost basis using the loss/gain utilization method unless you elect in writing any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders. Distributions made by the Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI.

You may also be subject to state or local taxes with respect to distributions from the Fund or sales, exchanges, or redemptions of
Fund shares. You are advised to consult your tax adviser with respect to state and local tax consequences of owning shares of the Fund.

This tax discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. There may be other federal, state or local tax considerations applicable to a particular shareholder. Prospective investors in the Fund are urged to consult their tax advisers prior to purchasing shares of the Fund.

Confirmation and Statements

Fund Services will send you a statement of your account after every transaction affecting your share balance or account registration. Please allow seven to ten business days for Fund Services to confirm your order. Fund Services will send a quarterly account statement to you, regardless of whether you have purchased or redeemed any shares during the quarter. Generally, a statement with tax information will be mailed to you by January 31 of each year. A copy of the tax statement also is filed with the IRS.

The Fund will send you an audited annual report each year and an unaudited semi-annual report after the Fund’s second fiscal quarter. Each of these reports includes a statement listing the Fund’s portfolio securities.

Disclosure of Portfolio Holdings Information

The Fund’s complete portfolio holdings are filed with the SEC within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders on Form N-CSR and in the quarterly holdings report on Part F of Form N-PORT. The Fund also discloses its portfolio holdings as of each calendar quarter end on its website at www.jenseninvestment.com. The portfolio holdings information is normally updated within 10 days after each quarter end and remains posted on the website until replaced with the next calendar quarter’s portfolio holdings information or at other times during the quarter when the Fund makes significant changes to its portfolio holdings. Portfolio holdings information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the website. A further description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Shareholder Inquiries

Shareholder inquiries are answered promptly. Any inquiries you have should be addressed to U.S. Bank Global Fund Services at 615 E. Michigan Street, Milwaukee, Wisconsin 53202 (telephone 800-992-4144).

In addition, you may review your account information online by visiting online by visiting
https://www.jenseninvestment.com/individual/contact-us/
and clicking on the US Bank Investor Portal or visiting
https://www.secureaccountview.com/BFWeb/clients/jensen/index

.

24	The Jensen Quality Growth Fund Inc.	Prospectus

Index Description

Investors cannot invest directly in an index, although they may invest in the underlying securities.

The S&P 500® Index is a widely recognized, unmanaged index of common stock of mostly larger-sized U.S. companies.

Prospectus	The Jensen Quality Growth Fund Inc.	25

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund, assuming the reinvestment of all dividends and distributions. This information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s 2023 Annual Report, which is available without charge upon request.

Class J

Per Share Data:	year ended May 31, 2023	year ended May 31, 2022	year ended May 31, 2021	year ended May 31, 2020	year ended May 31, 2019
Net asset value, beginning of year	$57.86	$60.00	$49.46	$47.79	$47.87
Income from investment operations:
Net investment income(1)	0.50	0.44	0.52	0.58	0.47
Net realized and unrealized gains on investments	0.75	1.83	15.63	5.30	3.88
Total from investment operations	1.25	2.27	16.15	5.88	4.35
Less distributions:
Dividends from net investment income	(0.49)	(0.40)	(0.52)	(0.54)	(0.46)
Distributions from capital gains	(1.19)	(4.01)	(5.09)	(3.67)	(3.97)
Total distributions	$(1.68)	$(4.41)	$(5.61)	$(4.21)	$(4.43)
Net asset value, end of year	$57.43	$57.86	$60.00	$49.46	$47.79
Total return	2.29%	2.92%	33.95%	12.15%	9.58%
Supplemental data and ratios:
Net assets, end of year (000’s)	$2,363,726	$2,455,146	$2,549,594	$2,422,553	$2,700,303
Ratio of expenses to average net assets	0.82%	0.81%	0.82%	0.84%	0.86%
Ratio of net investment income to average net assets	0.88%	0.69%	0.89%	1.11%	0.97%
Portfolio turnover rate	15.67%	10.87%	12.33%	23.38%	17.50%

(1)Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.

26	The Jensen Quality Growth Fund Inc.	Prospectus

Class I

Per Share Data:	year ended May 31, 2023	year ended May 31, 2022	year ended May 31, 2021	year ended May 31, 2020	year ended May 31, 2019
Net asset value, beginning of year	$57.82	$59.99	$49.46	$47.81	$47.90
Income from investment operations:
Net investment income(1)	0.61	0.57	0.61	0.66	0.60
Net realized and unrealized gains on investments	0.76	1.84	15.65	5.34	3.87
Total from investment operations	1.37	2.41	16.26	6.00	4.47
Less distributions:
Dividends from net investment income	(0.62)	(0.57)	(0.64)	(0.68)	(0.59)
Distributions from capital gains	(1.19)	(4.01)	(5.09)	(3.67)	(3.97)
Total distributions	$(1.81)	$(4.58)	$(5.73)	$(4.35)	$(4.56)
Net asset value, end of year	$57.38	$57.82	$59.99	$49.46	$47.81
Total return	2.51%	3.14%	34.24%	12.41%	9.85%
Supplemental data and ratios:
Net assets, end of year (000’s)	$4,909,180	$4,762,505	$5,003,474	$4,002,485	$3,454,461
Ratio of expenses to average net assets	0.61%	0.61%	0.61%	0.60%	0.61%
Ratio of net investment income to average net assets	1.09%	0.89%	1.10%	1.37%	1.22%
Portfolio turnover rate	15.67%	10.87%	12.33%	23.38%	17.50%

(1)Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.

Prospectus	The Jensen Quality Growth Fund Inc.	27

Class R

Per Share Data:	year ended May 31, 2023	year ended May 31, 2022	year ended May 31, 2021	year ended May 31, 2020	year ended May 31, 2019
Net asset value, beginning of year	$57.49	$59.66	$49.18	$47.53	$47.62
Income from investment operations:
Net investment income(1)	0.26	0.16	0.25	0.34	0.28
Net realized and unrealized gains on investments	0.74	1.81	15.57	5.30	3.86
Total from investment operations	1.00	1.97	15.82	5.64	4.14
Less distributions:
Dividends from net investment income	(0.20)	(0.13)	(0.25)	(0.32)	(0.26)
Distributions from capital gains	(1.19)	(4.01)	(5.09)	(3.67)	(3.97)
Total distributions	$(1.39)	$(4.14)	$(5.34)	$(3.99)	$(4.23)
Net asset value, end of year	$57.10	$57.49	$59.66	$49.18	$47.53
Total return	1.83%	2.44%	33.36%	11.66%	9.17%
Supplemental data and ratios:
Net assets, end of year (000’s)	$13,531	$17,801	$26,380	$23,995	$28,197
Ratio of expenses to average net assets	1.29%	1.26%	1.26%	1.27%	1.24%
Ratio of net investment income to average net assets	0.41%	0.23%	0.44%	0.68%	0.58%
Portfolio turnover rate	15.67%	10.87%	12.33%	23.38%	17.50%

(1)    Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.

28	The Jensen Quality Growth Fund Inc.	Prospectus

Class Y
Per Share Data:	year ended May 31, 2023	year ended May 31, 2022	year ended May 31, 2021	year ended May 31, 2020	year ended May 31, 2019
Net asset value, beginning of year	$57.82	$59.98	$49.46	$47.80	$47.90
Income from investment operations:
Net investment income(1)	0.66	0.62	0.66	0.73	0.63
Net realized and unrealized gains on investments	0.75	1.84	15.64	5.31	3.87
Total from investment operations	1.41	2.46	16.30	6.04	4.50
Less distributions:
Dividends from net investment income	(0.67)	(0.61)	(0.69)	(0.71)	(0.63)
Distributions from capital gains	(1.19)	(4.01)	(5.09)	(3.67)	(3.97)
Total distributions	$(1.86)	$(4.62)	$(5.78)	$(4.38)	$(4.60)
Net asset value, end of year	$57.37	$57.82	$59.98	$49.46	$47.80
Total return	2.59%	3.23%	34.34%	12.51%	9.90%
Supplemental data and ratios:
Net assets, end of year (000’s)	$2,822,513	$2,756,312	$2,755,356	$2,306,038	$916,705
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.54%	0.55%
Ratio of net investment income to average net assets	1.17%	0.98%	1.18%	1.46%	1.31%
Portfolio turnover rate	15.67%	10.87%	12.33%	23.38%	17.50%

(1)Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.

Prospectus	The Jensen Quality Growth Fund Inc.	29

The Jensen Quality Growth Fund Inc.

Investment Adviser
Jensen Investment Management, Inc.
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035-3623
Telephone:    503-726-4384
    800-221-4384
www.jenseninvestment.com

Custodian
U.S. Bank, National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212-3958

Transfer Agent, Fund Administrator
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207
Telephone: 800-992-4144

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202-5207

Legal Counsel
Stoel Rives LLP
760 SW Ninth Avenue, Suite 3000
Portland, OR 97205

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

30	The Jensen Quality Growth Fund Inc.	Prospectus

Notice of Privacy Policy

The Jensen Quality Growth Fund Inc. (the “Fund”), has had a long-standing policy of maintaining strict confidentiality over customer information. The Fund’s policy is as follows:

Confidentiality and Security

All nonpublic personal information about our customers (“you”) will be kept strictly confidential. We maintain physical, electronic and operational safeguards to protect customer nonpublic personal information.

Categories of information the Fund discloses and parties to whom the Fund discloses that information:

The Fund does not disclose any nonpublic personal information about its current or former shareholders to nonaffiliated third parties without the shareholder’s authorization, except as permitted or required by law. For example, the Fund is permitted by law to disclose all of the information it collects, as described below, to its Transfer Agent to process your transactions. The Fund is also permitted by law (and may be required by law) to disclose any nonpublic personal information it collects from you to law enforcement agencies, the Securities and Exchange Commission, and other federal and state regulatory authorities.

Categories of information the Fund collects:

The Fund collects nonpublic personal information about you from the following sources:

•Information the Fund receives from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, telephone number, social security number, and date of birth; and

•Information about your transactions with the Fund, its affiliates, or others, including, but not limited to, your account number and balance, investment history, parties to transactions, and information about our communications with you, such as account statements and trade confirmations.

•In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Prospectus	The Jensen Quality Growth Fund Inc.	31

The Jensen Quality Growth Fund Inc.

For More Information

You can learn more about The Jensen Quality Growth Fund Inc. (the "Fund"), in the following documents:

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders and in Form N-CSR. The annual and semi-annual reports provide the Fund's most recent financial report and portfolio holdings. The annual report contains a letter from the Fund's manager discussing the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. In Form N-CSR, you will find the Fund's annual and semi-annual financial statements. The Fund's Statement of Additional Information ("SAI") supplements this Prospectus and is incorporated into this Prospectus by reference. The SAI includes a list of the Fund's investment policies and restrictions, as well as more detail about the management of the Fund.

The Fund's annual and semi-annual reports and the SAI are available free of charge upon request by contacting the Fund toll free at 800-992-4144 or on the Fund's website at www.jenseninvestment.com. You may also call this toll-free number to request additional information about the Fund or to make shareholder inquiries. Reports and other information about the Fund are available free of charge on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: public info@sec.gov.

SEC FILE NUMBER: 811-6653

jenseninvestment.com

JENSEN. INVESTMENT MANAGEMENT

STATEMENT OF ADDITIONAL INFORMATION

09/30/2023

The Jensen Quality Growth Fund Inc.

Class J Shares **JENSX**	Class I Shares **JENIX**	Class R Shares **JENRX**	Class Y Shares **JENYX**

JENSEN INVESTMENT MANAGEMENT

This Statement of Additional Information ("SAI") provides general information about The Jensen Quality Growth Fund Inc. (the "Fund"). This SAI is not a prospectus. The Fund offers its shares through a prospectus dated September 30, 2023 for its Class J, Class I, Class R, and Class Y shares, (the "Prospectus"), and this SAI should be read in conjunction with the Prospectus. This SAI is incorporated by reference into the Fund's Prospectus. In other words, it is legally a part of the Fund's Prospectus. The Prospectus is available upon request without charge by writing the Fund c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202 or calling 800-992-4144.

The Fund's most recent Annual Report to shareholders is a separate document than this SAI. The financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated into this SAI by reference to the Fund's Annual Report for the year ended May 31, 2023 as filed with the Securities and Exchange Commission. The Fund's Annual Report for the year ended May 31, 2023 is available upon request without charge by calling 800-992-4144 or by visiting the Fund's website at www.jenseninvestment.com.

800-992-4144
jenseninvestment.com

i

DESCRIPTION OF THE FUND

History and Classification
The Jensen Quality Growth Fund Inc. (the “Fund”) is an open-end, non-diversified, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Class J, Class I and Class Y shares are considered no load mutual fund share classes. The Fund was organized as an Oregon corporation on April 17, 1992 and commenced operations on August 3, 1992. Prior to that date, the Fund had no operations other than organizational matters. The Fund’s name prior to March 1, 2018 was The Jensen Portfolio, Inc. dba Jensen Quality Growth Fund. Shareholders of the Fund approved the Fund’s name change at a meeting of shareholders on November 15, 2017.
The Fund is designed to provide individuals and trusts, pension and profit sharing plans, employee benefit trusts, endowments, foundations, other institutions, and corporations with access to the professional investment management services offered by Jensen Investment Management, Inc., which serves as the investment adviser (the “Adviser”) to the Fund.
In accordance with a Multiple Class Plan adopted pursuant to Rule 18f‑3 under the 1940 Act, the Fund offers four classes of shares for investors—Class J, Class I, Class R and Class Y shares. Class J is the class of shares comprising the original Jensen Fund. Class J shares are available to retail investors and assessed a combined distribution and shareholder servicing fee of 0.25% per year of the Fund’s average daily net assets for Class J shares. Class R shares are available to defined contribution plans and other retirement plans and assessed a combined distribution and shareholder servicing fee of 0.50% per year of the Fund’s average daily net assets for Class R shares. In addition, Class R shares are assessed an additional shareholder servicing fee not to exceed 0.25% per year of the Fund’s average daily net assets for Class R shares to pay for shareholder support services, including the recordkeeping and administrative services provided by retirement plan administrators to retirement plans (and their participants) that are shareholders of Class R shares. Class I shares are available to institutional investors and individuals willing to make a significant initial investment in the Fund. Class I shares are assessed a shareholder servicing fee not to exceed 0.10% per year of the Fund’s average daily net assets for Class I shares, and are not subject to any distribution fees. More information regarding the Rule 12b‑1 Plan and Shareholder Servicing Plan can be found under the section entitled “Distribution and Servicing of Fund Shares – Distribution and Shareholder Servicing Plans.” Class Y shares are available only to institutional and individual investors willing to make a higher, significant initial investment in the Fund and to employees and clients of the Adviser. Class Y shares are not subject to any shareholder servicing or distribution fees.
See the sections entitled “Management of the Fund” and “Investment Advisory and Other Services” in this SAI for more information about the Adviser.

Investment Policies, Strategies and Associated Risks

Investment Objective
The Fund’s investment objective is long-term capital appreciation. The Fund’s investment objective is not a fundamental policy and may be changed by the Board of Directors without shareholder approval upon 60 days’ written notice to shareholders.
The Fund’s Prospectus discusses the types of securities in which the Fund will invest, and describe the Fund’s investment objectives and strategies. See the section entitled “Investment Objective, Principal Investment Strategies and Primary Risks” in the Prospectus. This Statement of Additional Information (“SAI”) contains information supplemental to the Prospectus concerning the techniques and operations of the Fund, the securities the Fund will invest in, and the policies the Fund follows.
Commercial Paper Ratings
Moody’s Investors Services (“Moody’s”) and Standard & Poor’s Corporation (“S&P”) are private services that provide ratings of the credit quality of commercial paper. A description of the ratings assigned to commercial paper by Moody’s and S&P are included as Appendix A to this SAI. The Fund may purchase commercial paper that is rated P‑1 by Moody’s or A‑1 by S&P and demand notes issued by companies whose commercial paper receives such ratings.

American Depositary Receipts
The Fund may invest in certain foreign securities, directly and by purchasing American Depositary Receipts (“ADRs”). In addition, the Fund invests in domestic companies that engage in substantial foreign business. Some of the risk factors associated with such investments are described in the Prospectus under “Principal Risks—International Risk, Foreign Securities and ADRs.” This information supplements the information about ADRs contained in the Prospectus.
Generally, ADRs are denominated in United States dollars and are publicly traded on exchanges or over-the-counter in the United States. ADRs are receipts issued by domestic banks or trust companies evidencing the deposit of a security of a foreign issuer.
ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. The Fund will acquire only ADRs issued in sponsored programs.
Fundamental Investment Restrictions
The Fund has adopted the fundamental investment restrictions below. These restrictions may not be changed without the approval of the shareholders. Any change must be approved by the lesser of:
(1)67% or more of the Fund’s shares present at a shareholder meeting if the holders of more than 50% of the Fund’s outstanding shares are present in person or by proxy; or
(2)More than 50% of the Fund’s outstanding shares.
In accordance with these restrictions, the Fund may not:
1.At the close of any fiscal quarter, have less than 50% of its total assets represented by:
(i)Cash and cash equivalents permitted by Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and government securities; and
(ii)Other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.
Compliance with the Fund’s policy limiting to 5% the amount of assets that may be invested in any one issuer is measured at the close of each fiscal quarter. The percentage of Fund assets in any one issuer could amount to more than 5% due to market appreciation of the Fund’s investment. Changes to valuations between measurement dates will not necessarily affect compliance with this policy. The Fund’s investment in any one issuer will not, however, exceed 25% of the value of the Fund’s total assets at the close of any fiscal quarter.
2.Concentrate its investments in any one industry if, as a result, 25% or more of the Fund’s assets will be invested in such industry. This restriction, however, does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities.
3.Borrow money, except as permitted under the 1940 Act.
4.Purchase securities on margin, except such short-term credits as are standard in the industry for the clearance of transactions.
5.Make short sales of securities or maintain a short position.
6.Lend portfolio securities.
7.Make loans to any person or entity, except that the Fund may, consistent with its investment objectives and policies, invest in: (a) publicly traded debt securities; (b) commercial paper; and (c) demand notes, even though the investment in such obligations may be deemed to be the making of loans.

8.Invest in, or engage in transactions involving: real estate or real estate mortgage loans; commodities or commodities contracts, including futures contracts; oil, gas or other mineral exploration or development programs, or option contracts.
9.Invest in any security that would expose the Fund to unlimited liability.
10.Underwrite the securities of other issuers, or invest in restricted or illiquid securities.
11.Invest in securities of other investment companies, except as permitted under the 1940 Act.
12.Issue any senior securities.
13.Change the investment policies set forth in the Fund’s then current Prospectus and SAI, unless at least 30 days’ prior written notice is provided to each shareholder describing each policy change and the reasons for the change.
Temporary Defensive Strategies
For temporary defensive purposes, in response to adverse market, economic, political or other conditions, the Adviser may invest up to 25% of the Fund’s assets in cash or cash equivalents.
Portfolio Turnover
The Fund purchases portfolio securities with the expectation of holding them for long-term appreciation. The Fund will not sell its position in a portfolio company unless the Adviser determines that:
•The portfolio company should be replaced with another qualifying security that the Adviser has determined to have a greater opportunity to achieve the Fund’s objective (as further described in the Fund’s Prospectus); or
•The issuer of the security no longer meets one or more of the investment criteria specified in the Fund’s Prospectus. However, if such failure is due to an extraordinary situation that the Adviser believes will not have a material adverse impact on the company’s operating performance, then the Fund may hold and continue to invest in the company.
Accordingly, the Fund does not expect its annual portfolio turnover generally to exceed 25%. The turnover rate could, however, be significantly higher or lower depending on the performance of the portfolio companies, the number of shares of the Fund that are redeemed, or other external factors outside the control of the Fund and the Adviser.
High portfolio turnover rates (100% or more) will generally result in higher brokerage expenses, may result in a greater number of taxable transactions, and may increase the volatility of the Fund.
In computing the portfolio turnover rate, all securities whose maturity or expiration dates at the time of acquisition was one year or less are excluded. The turnover rate is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.
The following are the portfolio turnover rates for the fiscal years ended May 31, 2023 and 2022:

Portfolio Turnover Rate For the Fiscal Years Ended May 31,
2023	2022
15.67%	10.87%

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Fund’s Board of Directors has adopted portfolio holdings disclosure policies and procedures that govern the timing and circumstances of disclosing the Fund’s portfolio investments to shareholders and third-parties to ensure that disclosure is in the best interests of the Fund’s shareholders. In adopting the policies and procedures, the Board of Directors considered actual and potential material conflicts that could arise between the interests of Fund shareholders, the Adviser, distributor, or any other person affiliated with the Fund.
The Fund’s complete portfolio holdings are filed with the SEC within 60 days of the end of each fiscal quarter in the Fund’s Annual Report and Semi-Annual Report to shareholders on Form N-CSR and in the Fund’s quarterly holdings reports on Part F of Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Fund also discloses its portfolio holdings as of each calendar quarter end on its website at www.jenseninvestment.com. The portfolio holdings information is normally updated within ten days after each quarter end and remains posted on the website until replaced with the next calendar quarter’s portfolio holdings information. In the event that the Fund makes significant changes to its portfolio holdings during the calendar quarter, the Fund may choose to update its portfolio holdings information on the website.
To assure that the Fund’s portfolio holdings information is disseminated fairly to the public and to prevent selective disclosure of such information and to avoid conflicts of interest with the Fund’s shareholders, the Adviser, Distributor (as defined below), or any other affiliated person of the Fund, the Fund’s portfolio holdings information may not be disclosed to any person earlier than the day after the portfolio holdings information is first published on the Fund’s website, except as described below or otherwise when the Fund’s Chief Compliance Officer determines that such disclosure is in the best interests of the Fund’s shareholders. The Fund may provide to third-party service providers portfolio holdings information on a more frequent basis when there is a legitimate business purpose for such disclosure. These third party service providers may include the custodian, administrator, transfer agent, distributor, legal counsel, independent registered public accounting firm, proxy services, printers, broker-dealers executing fund transactions and investment research data services. The Fund’s service arrangements with each of these entities include a duty of confidentiality (including appropriate limitations on trading) regarding portfolio holdings data by each service provider and its employees, either by law or by contract.
The Fund’s portfolio holdings policies and procedures prohibit the Adviser, its affiliates or employees, and the Fund from receiving any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.
The Fund’s Board of Directors receives a report from the Chief Compliance Officer on an annual basis on his/her review and assessment of the adequacy and reasonableness of the Fund’s portfolio holdings disclosure policies and procedures.

MANAGEMENT OF THE FUND

Board of Directors and Officers
The Fund is managed under the supervision of its Board of Directors (the “Board”), which consists of six individuals (each a “Director”), five of whom are not “interested” persons of the Fund or the Adviser as that term is defined under the 1940 Act (“Independent Directors”). The Board is responsible for the overall management of the Fund, including the general supervision and review of the Fund’s investment policies and activities. The Board appoints the officers who conduct the day-to-day business of the Fund. The directors are fiduciaries for the Fund’s shareholders and are governed by the laws of the state of Oregon in this capacity.

Board Leadership Structure
The Board conducts regular quarterly in-person meetings and may hold telephonic, video or special in-person meetings as necessary. At these regular quarterly meetings, the Board receives information from the Adviser concerning the Fund’s performance, portfolio holdings, adherence to the Fund’s investment discipline and restrictions, market outlook and other information. In addition, in connection with its consideration of whether to renew the Fund’s investment advisory contract with the Adviser, the Board reviews the nature, extent and quality of the services provided to the Fund by the Adviser. The Board annually reviews the Fund’s service contracts with the Fund Services, Custodian and Distributor (each as defined herein). The Independent Directors also hold quarterly regularly scheduled in-person meetings outside of the presence of the interested Directors and the Adviser, and may meet as needed in between their regularly scheduled meetings. The Fund’s Chief Compliance Officer (“CCO”) reports to the Board at the regular quarterly Board meetings and meets separately with the Independent Directors at their quarterly meetings.
The Fund’s current Chair of the Board is an Independent Director. The Board has adopted a policy that the Board should be composed of 75% or more Independent Directors and a Chair who is an Independent Director.
Kenneth Thrasher, an Independent Director, serves as Chair of the Board. The Chair’s duties include setting the agenda for each Board meeting in consultation with the Adviser and the other Directors and presiding over Board meetings. The Chair also meets with the Adviser between meetings and facilitates communications between the Board and the Adviser, and serves as the point person for addressing issues in between regular Board meetings, including serving as a conduit of information from Independent Directors to the Adviser. The Chair also acts as the primary contact for the Directors with the Fund’s CCO and the Adviser. The Directors believe this structure facilitates the orderly and efficient flow of information to the Directors from the Adviser. The Fund believes that Mr. Thrasher’s extensive management and financial experience serving as a Chief Executive Officer or President of both publicly-traded and private companies, and serving as Chief Financial Officer in his career at each, qualifies him to serve as Chair of the Board.
The Board reviews its leadership structure periodically as part of its annual self-assessment process. The Directors have concluded that the Board’s leadership structure of a Chair who is an Independent Director and a Board constituted of more than 75% Independent Directors is appropriate given the specific characteristics or circumstances of the Fund.
The Directors believe the Board’s leadership structure allows them to effectively perform their oversight responsibilities and to act in the best interests of the Fund’s shareholders.
As described in more detail below under the section heading “Board Committees”, the Board has two standing committees—the Audit and Governance Committees. All of the committees are chaired by Independent Directors and are composed solely of Independent Directors. Each committee meets periodically to perform its delegated oversight responsibilities and report its findings and recommendations to the Board. The Board may establish additional committees or ad hoc or special committees in the future or as needed to assist the Board in carrying out its oversight responsibilities.

Directors and Officers
The directors and officers of the Fund are listed below, together with information about their principal business occupations during at least the last five years:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
INDEPENDENT DIRECTORS

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Roger A. Cooke The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1948	Independent Director	Indefinite Term; since June 1999.	Retired. Senior Vice President, General Counsel and Secretary of Precision Castparts Corp., a diversified manufacturer of complex metal products (2000 – 2013); Executive Vice President – Regulatory and Legal Affairs of Fred Meyer, Inc. (now a division of Kroger), a retail grocery and general merchandise company (1992 – 2000).	1	None
Kenneth Thrasher The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1949	Chair and Independent Director	Indefinite Term; since July 2007 and Chair since July 2022.	Retired. Chairman (2002 – 2018) and CEO (2002 – 2009) of Complí, a web-based compliance and risk management software solution company; President and CEO of Fred Meyer, Inc. (now a division of Kroger), a retail grocery and general merchandise company, from 1999-2001, and other executive positions at Fred Meyer, Inc., including EVP and Chief Administrations Officer and SVP and Chief Financial Officer, from 1982-1999.	1	Northwest Natural Holding Company and Northwest Natural Gas Company (a natural gas distribution and service provider).
Janet G. Hamilton, PhD, CFA The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1955	Independent Director	Indefinite Term; since October 2016.	Associate Professor, Finance, Portland State University’s School of Business (1986 – present) and Area Director (2016-present).	1	None
Kathleen J. Kee, CFP The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1961	Independent Director	Indefinite Term; since October 2021.	Senior Wealth Advisor, Buckingham Strategic Wealth (2020 - present); Chief Executive Officer, Confluence Wealth Management LLC (2011 - 2020).	1	None

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Charles A. Wilhoite, CPA The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1964	Independent Director	Indefinite Term; since January 2023.	Managing Director (1995 – present) of Willamette Management Associates, a Citizens Company, a financial advisory services firm.	1	Northwest Natural Holding Company and Northwest Natural Gas Company (a natural gas distribution and service provider).
INTERESTED DIRECTOR
Robert D. McIver* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1965	Director and President	Indefinite Term; since July 2015; 1 Year Term as President of the Fund; Served as President since February 2007.	Director (since July 2015) of the Fund; President and Director (February 2007 – present) and Director of Operations (2004 – February 2007) of Jensen Investment Management, Inc.	1	Jensen Investment Management, Inc. (since February 2007)
OFFICERS OF THE FUND
Robert D. McIver* SEE ABOVE
Eric H. Schoenstein* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1965	Vice President	1 Year Term; Served since January 2011.	Chief Investment Officer and Portfolio Manager (since 2021); and Director and Vice President of Business Analysis (2002 – 2021) for Jensen Investment Management, Inc.	N/A	Trustee of the Oregon State University Foundation (2008-present)
Richard W. Clark*** Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1969	Vice President	1 Year Term; Served since April 2017.	Director – Business Development (since August 2022), Director - Sales and Marketing for Jensen Investment Management, Inc. (2001-2022).	N/A	N/A
Shannon M. Contreras* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1973	Treasurer and Vice President	1 Year Term; Served since February 2020.	Director (since 2022), Director of Finance and Treasurer (February 2020 – Present), Senior Compliance Officer and Associate - Finance (October
			2014 – February 2020) of Jensen Investment Management, Inc.	N/A	N/A

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Gabriel L. Goddard* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1972	Chief Compliance Officer and AML Officer; Vice President and Secretary	1 Year Term; Served since January 2018 (as Vice President and Secretary) and since February 2020 as Chief Compliance Officer and AML Officer.	Vice President and Secretary (January 2018-present), Secretary, General Counsel, Chief Compliance Officer (2012-present), and Director (2017-present) of Jensen Investment Management, Inc.	N/A	N/A

*    This individual is an “interested person” of the Fund within the meaning of the 1940 Act because the individual also serves as an officer of the Adviser and owns securities of the Adviser.
**    Each Director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a Director dies, resigns, retires or is removed in accordance with the Bylaws of the Fund.
***    This individual is an “interested person” of the Fund within the meaning of the 1940 Act because the individual owns securities of the Adviser.

Role in Risk Oversight

The Fund is subject to several risks, including compliance, investment, operational and reputational risk, among others. The Board is responsible for oversight of the management and affairs of the Fund, including oversight of risk management. The day-to-day management of the Fund’s investment and operational risks is overseen and performed primarily by the Adviser and the Fund’s other service providers including the custodian, administrator, fund accountant, transfer agent and the distributor, subject to supervision by the Adviser. To aid in the management of risk, whether compliance, operational, investment, reputational or other, the Fund has adopted compliance policies and procedures to identify particular risks and to minimize the occurrence of events or circumstances that could have a material adverse effect on the Fund’s investment performance or its operations. In addition, the Fund’s service providers use a variety of processes, procedures and controls to identify and manage particular risks. All of these service providers have an independent interest in managing risk appropriately, however, their policies and procedures to manage risks may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.
The Board implements its risk oversight function in a variety of ways, including by the whole Board and through Board committees. At the regular Board and Board committee meetings, the Board receives reports from the
Adviser and other service providers on the Fund’s activities and various risks relating to the Fund. In addition, the Fund’s CCO regularly reports to the Board his review of the Fund’s compliance with the Fund’s policies and procedures and includes material compliance matters since the last report. Not less than annually, the CCO provides to the Board a report on whether the Fund’s compliance policies and procedures are adequately and effectively designed to avoid violations by the Fund of the federal securities laws. The Fund’s independent accountant reviews with the Audit Committee (and interested Directors) on not less than an annual basis its audit report of the Fund’s financial statements, including discussions of major risks identified by the independent accountant and whether there are any significant deficiencies or material weaknesses in the Fund’s internal controls. Board oversight of risk is also performed in between regular Board meetings through communications between the Board and the Adviser. Independent Directors are encouraged to communicate directly, or through the Fund’s Chair, with the Fund’s management.
The Board recognizes that it cannot identify or quantify all the risks facing the Fund, and some risks cannot be mitigated or eliminated in a cost-effective manner. Moreover, there are limitations to the effectiveness of the processes, methods and controls the Fund uses to manage risk. Some risks, such as investment-related risk, are simply part of the Fund’s business and are necessary to achieve the Fund’s investment goals.

Accordingly, there are limitations to the Board’s oversight of risk and the Fund’s ability to manage risk.
Board Conclusion on Individual Director Skills, Attributes, Qualifications, and Experience
The Governance Committee of the Board is responsible for assessing the experience, qualifications, attributes and skills of potential candidates for nomination to serve as directors of the Fund. The Governance Committee is composed of all of the Fund’s Independent Directors and takes into account a wide variety of factors and the specific work experience and other qualifications of candidates to serve as directors. On an annual basis, the Board conducts a self-assessment and considers, among other things, whether the existing Directors have the requisite experience and skills to provide effective oversight. The Board intends that its Directors must continually meet the following criteria among other criteria considered by the Governance Committee:
•They possess skills and abilities relevant to the mutual fund and investment company industry, including an ability to read and understand financial statements;
•They possess knowledge of matters relating to the mutual fund and investment company industry, and remain active enough to keep them in contact with the markets, the business and technical environments and the communities in which the Fund is active;
•They are able to function as a part of an effective group, willing to speak their mind but respecting and cooperating with other members of the Board;
•They recognize in their activities for the Fund the predominance of overall Fund performance above any particular area of special personal interest; and
•They are of good reputation and character, conduct themselves in accordance with high ethical standards and possess personal and professional integrity, in this and in other ways maintaining the respect of their fellow directors.
The Board has concluded that each of the Directors is qualified and should continue to serve on the Board because he or she meets the criteria described above, and based on (i) his or her individual skills, attributes, qualifications or business experience and (ii) the skills, attributes, qualifications or business experience of the Directors as a group. Information about the specific skills, attributes, qualifications or business experience of each Director is as follows.
Roger A. Cooke. Mr. Cooke is an Independent Director and has served as a Director since 1999. From 2000 through 2013, Mr. Cooke served as the Senior Vice President, General Counsel and Secretary of Precision Castparts Corp., a diversified manufacturer of complex metal products formerly traded on the New York Stock Exchange. Prior to joining Precision Castparts Corp., Mr. Cooke was for eight years the Executive Vice President – Regulatory and Legal Affairs of Fred Meyer, Inc., a former publicly traded retail grocery and general merchandise company acquired by The Kroger Co. in 1998. Based on the foregoing, and because of the experience gained serving as a Director since 1999, the Board concluded that Mr. Cooke should continue to serve as a Director of the Fund.
Kenneth Thrasher. Mr. Thrasher is an Independent Director and has served as a Director of the Fund since 2007 and Chair since July 20, 2022. Mr. Thrasher has been designated an “audit committee financial expert” by the Board based on his extensive management and financial experience serving in the capacity of Chief Executive Officer or President of both publicly traded and private companies, as well as serving as Chief Financial Officer in his career at each. Mr. Thrasher served as the Chair of the Board of Directors at Complí, a web-based compliance and risk management software solution company, and serves on the Board of Directors of each of Northwest Natural Holding Company and Northwest Natural Gas Company, a publicly traded natural gas distribution and service provider. Based on the foregoing, and because of the experience gained serving as a Director since 2007, the Board concluded that Mr. Thrasher should continue to serve as a Director of the Fund.
Prof. Janet G. Hamilton, PhD, CFA. Dr. Hamilton is an Independent Director and has served as a Director of the Fund since October 19, 2016. Dr. Hamilton has been designated an “audit committee financial expert” by the Board based on her extensive academic experience, financial analysis skills and status as a Chartered Financial Analyst (“CFA”). Dr. Hamilton serves as an Associate Professor and Area Director, Finance, at Portland State University’s School of Business where she has been employed since 1986. Additionally, Dr. Hamilton served on the Finance Faculty for the Oregon Executive MBA program at the University of Oregon from 1989 to 2012. In her roles as both an associate professor of finance and member of the finance faculty, Dr. Hamilton has developed skills in economic problem solving, valuation, and financial analysis. Her academic research has been published in various finance journals. Dr. Hamilton has previously served in several capacities on the Board of Directors for the CFA Society of Portland, including as President. Based on the foregoing, and because of her experience gained serving as a Director since October 2016, the Board concluded that Dr. Hamilton should continue to serve as a Director of the Fund.
Kathleen J. Kee. Ms. Kee has served as an Independent Director of the Fund since October 13, 2021. Ms. Kee has served as a Senior Wealth Advisor for Buckingham Strategic Wealth, a registered investment advisor providing financial planning and wealth management services since December 2020. She previously served as the Chief Executive Officer for Confluence Wealth Management LLC, a boutique registered investment advisor wealth management firm working with high-net-worth individuals and families, from 2011 to November 2020. Based on the foregoing, and her extensive experience in the investment management industry, the Board concluded that Ms. Kee should serve as a Director of the Fund.

Charles A. Wilhoite, CPA. Charles A. Wilhoite was elected to serve as an Independent Director of the Fund commencing on January 1, 2023. Mr. Wilhoite has served as a Managing Director of Willamette Management Associates, a Citizens Company, a financial advisory services firm specializing in financial advisory, business and intangible asset valuation, forensic analysis, and litigation support services, since 1995. Mr. Wilhoite serves on the Board of Directors of each of Northwest Natural Holding Company and Northwest Natural Gas Company, a publicly traded natural gas distribution and service provider. Based on the foregoing, and his accounting background and extensive experience in the financial services and valuation industry, the Board concluded that Mr. Wilhoite should serve as a Director of the Fund.

Robert D. McIver. Mr. McIver has served as a Director of the Fund since July 2015. He has served as President and Director of the Adviser since 2007 and as Director of Operations from 2004-2007. Prior to the Adviser, Mr. McIver was General Manager of Fairmont Villa Management and Vice President of Fairmont Riverside Golf Estates Ltd. from 2001-2004, and before that was a portfolio manager at Schroder Investment Management for 10 years, and Chief Investment Officer at Schroder & Co. Trust Bank for two years. Based on the foregoing, and because of the experience gained serving as President and Director of the Adviser since 2007, and his knowledge of the investment management industry, the Board concluded that Mr. McIver should continue to serve as a Director of the Fund.
Board Committees

Audit Committee
The Fund’s Audit Committee is comprised of all of the Independent Directors, and Ms. Kee is the Chair of the Audit Committee. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the independent registered public accounting firm engaged by the Fund concerning the scope of the audit and the independent registered public accounting firm’s independence. The Audit Committee meets twice a year, and if necessary, more frequently. The Audit Committee met twice during the fiscal year ended May 31, 2023.
Governance Committee
The Fund’s Governance Committee is comprised of all of the Independent Directors, and Dr. Hamilton is the Chair of the Governance Committee. The Governance Committee evaluates and nominates Board candidates to fill vacancies and for election and re-election as and when required. The Board has adopted the following procedures by which shareholders may recommend nominees to the Governance Committee. While the Governance Committee normally is able to identify from its own resources an ample number of qualified candidates, the Governance Committee will consider properly qualified candidates for the Board submitted by shareholders, so long as the shareholder or shareholder group submitting a proposed nominee (1) beneficially owns more than 5% of the Fund’s voting shares; (2) has held such shares continuously for the past two years; and (3) is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Fund). Such suggestions must be sent in writing to the Fund’s Secretary at the address of the Fund (5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623) and must be accompanied by the shareholder’s contact information, the nominee’s contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if so designated by the Governance Committee. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.
The Governance Committee met five times during the fiscal year ended May 31, 2023.

Compensation
The Fund does not compensate directors who are officers or employees of the Adviser. The Independent Directors are each paid an annual retainer of $45,000 from the Fund, plus a fee of $5,000 for each Board meeting attended in person and $3,000 for each Board meeting held by telephone. In addition, the Chair of the Board is paid an annual fee of $15,000, the Chair of the Audit Committee is paid an annual fee of $6,000, and the Chair of the Governance Committee is paid an annual fee of $5,000. They are also reimbursed for travel and other reasonable out-of-pocket expenses in connection with attendance at Board meetings, but such reimbursements are not considered “compensation” and therefore are not included in the amounts shown in the table below. The Fund does not offer any retirement benefits for the directors. The Board holds regular quarterly meetings. During the fiscal year ended May 31, 2023, the directors received the following compensation from the Fund:

Name of Person	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefit Upon Retirement	Total Compensation from Fund Paid to Directors
Interested Directors
Robert D. McIver	None	None	None	None

Independent Directors
Robert E. Harold(1)	$43,750	None	None	$43,750
Roger A. Cooke	$77,250	None	None	$77,250
Kenneth Thrasher(2)	$89,750	None	None	$89,750
Janet G. Hamilton	$81,500	None	None	$81,500
Kathleen J. Kee	$81,250	None	None	$81,250
Charles A. Wilhoite(3)	$37,250	None	None	$37,250
(1) Mr. Harold served as a Director until October 17, 2022.
(2) Mr. Thrasher served as chair of the Board starting on July 22, 2022, for which he received an annual fee of $15,000 (prorated for the fiscal year ended
May 31, 2023) included in the fees above.
(3) Mr. Wilhoite became a Director on January 1, 2023.

For the fiscal year ended May 31, 2023, members of the Audit Committee and Governance Committee were paid a fee of $2,000 for each meeting attended in person, and
Independent Directors were paid a fee of $2,000 for each meeting of the Independent Directors attended in person.

Director Ownership of Fund Shares and Certain Transactions
The following table shows the dollar range of shares beneficially owned by each director in the Fund as of December 31, 2022:
Interested Directors:

Name of Director	Aggregate Dollar Range of Equity Securities in the Fund
Robert D. McIver	Over $100,000

Independent Directors:

Name of Director	Aggregate Dollar Range of Equity Securities in the Fund
Roger A. Cooke	Over $100,000
Kenneth Thrasher	Over $100,000
Janet G. Hamilton	Over $100,000
Kathleen J. Kee	Over $100,000
Charles A. Wilhoite	None

As of December 31, 2022, none of the Independent Directors or members of their immediate families owned any securities of the Adviser, the Distributor or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.
During the two most recently completed calendar years, none of the Independent Directors nor members of their immediate families conducted any reportable transactions (or series of transactions) with the Fund or with any other investment company advised by the Adviser or distributed by the Distributor, an officer of the Fund or of any other investment company advised by the Adviser or distributed by the Distributor, the Adviser, Distributor, an officer of the Adviser or Distributor or any affiliate of the Adviser or Distributor in which the amount exceeded $120,000.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control Persons
As of August 31, 2023, officers and directors, as a group, owned of record or beneficially less than 1% of the Class J, Class I, Class R and Class Y shares of the Fund. As of August 31, 2023, there were no control persons of the Fund. The term “control” means:
•The beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company;
•The acknowledgment or assertion by either the controlled or controlling party of the existence of control; or
•A final adjudication under section 2(a)(9) of the 1940 Act that control exists.

Principal Shareholders
As of August 31, 2023, the following shareholders owned of record or were known by the Fund to own beneficially 5 percent or more of any class of the Fund’s outstanding shares:

Class J Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Reinvestment Account Special Custody Account FBO Its Customers 211 Main Street San Francisco, CA 94105-1901	The Charles Schwab Corporation	DE	41.65%	Record
National Financial Services LLC FBO Its Customers 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	Fidelity Global Brokerage Group, Inc.	DE	23.26%	Record
TD Ameritrade, Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	N/A	N/A	7.46%	Record
Morgan Stanley Smith Barney For the Exclusive Benefit of Our Clients 1 New York Plaza, 39th Floor New York, NY 10004-1932	N/A	N/A	6.33%	Record

Class I Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue MSC M03970 St. Louis, MO 63103-2287	Wells Fargo Advisors, LLC	DE	37.65%	Record
Charles Schwab & Co., Inc. Reinvestment Account Special Custody Account FBO Its Customers 211 Main Street San Francisco, CA 94105-1901	N/A	N/A	21.29%	Record
National Financial Services LLC FBO Its Customers 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	N/A	N/A	14.39%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	N/A	N/A	6.53%	Record

Class R Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
State Street Bank & Trust Co. Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2900	N/A	N/A	24.96%	Record
Great-West Life & Annuity Insurance Company c/o Fascorp 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	N/A	N/A	22.57%	Record
Great-West Trust Company LLC Employee Benefits Clients 401K 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	Power Financial Corporation	Québec, Canada	19.01%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	N/A	N/A	7.74%	Record
National Financial Services LLC FBO Its Customers 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	N/A	N/A	6.66%	Record

Class Y Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Edward D. Jones and Co. For the Benefit of Customers 12555 Manchester Road St. Louis, MO 63131-3710	Edward D. Jones & Co., L.P.	MO	41.22%	Record
Wells Fargo Bank NA FBO Omnibus Cash Account P.O. Box 1533 Minneapolis, MN 55480-1533	N/A	N/A	12.46%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	N/A	N/A	10.70%	Record
National Financial Services LLC FBO Its Customers 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	N/A	N/A	5.42%	Record

INVESTMENT ADVISORY AND OTHER SERVICES

Adviser
Jensen Investment Management, Inc., the investment adviser to the Fund since its inception in 1992, provides investment advisory services to the Fund pursuant to an Investment Advisory and Service Contract dated February 28, 2018 (“Advisory Agreement”), which was approved by the Board of Directors on July 18, 2017 and by the Fund’s shareholders on November 15, 2017. The current term of the Advisory Agreement commenced on August 1, 2023 and will continue until July 31, 2024 unless terminated earlier in accordance with its terms. Under the Advisory Agreement, the Adviser is responsible for the overall management of the Fund. The Adviser reviews the portfolio of securities and investments in the Fund, and advises and assists the Fund in the selection, acquisition, holding or disposal of securities and makes recommendations with respect to other aspects and affairs of the Fund. The Adviser is also responsible for placing orders for the purchase and sale of the Fund’s investments directly with the issuers or with brokers or dealers selected by the Adviser. See the section entitled “Brokerage Allocation and Other Portfolio Transactions” in this SAI. Additional information about the services provided by the
Adviser to the Fund is described under the section entitled “Management of the Fund” in the Fund’s Prospectus.
The Adviser also serves as the investment adviser to the Jensen Quality Value Fund and the Jensen Global Quality Growth Fund, each of which is an open-end mutual fund.
Management of the Adviser
Robert D. McIver, Gabriel L. Goddard, Eric H. Schoenstein, Shannon M. Contreras -- each of whom is an officer of the Fund -- and Allen T. Bond are officers and directors of the Adviser. Mr. Schoenstein and Mr. McIver, each a Managing Director of the Adviser and a portfolio manager of the Fund, each beneficially owns 25% or more of the outstanding stock of the Adviser. Accordingly, Mr. Schoenstein and Mr. McIver are each presumed to be a control person of the Adviser. For further information, see below and “Management of the Fund” in this SAI.
For its services to the Fund, the Investment Adviser receives an investment advisory fee paid monthly by the Fund at an annual rate calculated as a percentage of the average daily net assets of the Fund. The table below illustrates the Fund’s base investment advisory fee annual rate and the reduced annual fee rates on Fund assets in excess of certain levels (breakpoints):

Annual Investment Advisory Fee (as a percentage of the Fund’s average daily net assets)

$4 billion or less	More than $4 billion, up to $8 billion	More than $8 billion, up to $12 billion	More than $12 billion
0.500%	0.475%	0.450%	0.425%

The investment advisory fees paid to the Adviser for the services provided to the Fund for the past three fiscal years were as follows:

Investment Advisory Fees Paid During Fiscal Years Ended May 31,
2023	2022	2021
$47,517,961	$50,101,016	$46,527,639

The investment advisory fee paid by the Fund is allocated among the Fund’s four share classes based on the average daily net assets of each share class.
The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations or duties thereunder, the Adviser is not liable for any act or omission or loss in the course of, or in connection with, the rendering of services under the Advisory Agreement. The Advisory Agreement does not restrict the ability of the Adviser to act as investment adviser for any other person, firm or corporation, and the Adviser advises other individual and institutional investors. The Adviser also serves as the investment adviser to the Jensen Quality Value Fund and the Jensen Global Quality Growth Fund, each an open-end mutual fund.
The Advisory Agreement continues in effect from year-to-year, so long as such continuance is approved annually by either (1) the Board; or (2) a vote of the majority of the outstanding voting shares of the Fund.
The Advisory Agreement is terminable without penalty on not less than 60 days’ written notice by the Board, by vote of the majority of the outstanding voting shares of the Fund, or upon not less than 60 days’ written notice by the Adviser. The Advisory Agreement terminates automatically upon its assignment as defined in the 1940 Act. In addition, the Advisory Agreement provides that, in the event of a material change in the management or ownership of the Adviser, whether caused by death, disability or other reason, the Board is required to meet as soon as practicable after such event to consider whether another investment adviser should be selected for the Fund. In such event, the Advisory Agreement may be terminated without any prior notice.
The Advisory Agreement reserves to the Adviser the right to grant the use of a name similar to the Fund’s name to another investment company or business enterprise without approval of the Fund’s shareholders and reserves the right of the Adviser to withdraw the use of the Fund’s name from the Fund. However, if the Adviser chooses to withdraw from the Fund the use of the Fund’s name, at the time of such withdrawal, the Adviser would have to submit to the Fund’s shareholders the question of whether they wish to continue the Advisory Agreement.
As used in this SAI and in the Fund’s Prospectus, when referring to approval of the Advisory Agreement to be obtained from shareholders of the Fund, the term “majority” means the vote, at any meeting of the shareholders, of the lesser of:
(1)67% or more of the Fund’s shares present at such meeting, if the holders of more than 50% of the Fund’s outstanding shares are present in person or by proxy; or
(2)More than 50% of the Fund’s outstanding shares.

Board Consideration and Approval of the Advisory Agreement
A discussion regarding the Board’s approval of the Fund’s investment advisory agreement with the Adviser will be available in the Fund’s Semi-Annual Report to shareholders dated November 30, 2023.

Portfolio Manager
The Fund is managed by an investment team consisting of Eric H. Schoenstein, Robert D. McIver, Kurt M. Havnaer, Allen T. Bond, Kevin J. Walkush and Adam D. Calamar. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of the Fund, other accounts including two registered open-end investment companies, a collective investment fund, private clients and institutional investors, including pension plans, foundations and endowments (“other accounts”), as set forth below as of May 31, 2023.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)

Robert D. McIver

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in Millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in Millions)
Other Registered Investment Companies	1	$44	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	46	$69	0	$0
Eric H. Schoenstein
Other Registered Investment Companies	2	$221	0	$0
Other Pooled Investment Vehicles	5	$1,594	0	$0
Other Accounts	151	$561	0	$0
Kurt M. Havnaer
Other Registered Investment Companies	1	$177	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Allen T. Bond
Other Registered Investment Companies	1	$44	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Kevin J. Walkush
Other Registered Investment Companies	1	$44	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Adam D. Calamar
Other Registered Investment Companies	1	$177	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The Fund’s investment team and certain portfolio managers manage other accounts that share the Fund’s primary investment objective of long-term capital appreciation and generally have the same principal investment strategies. Because the Adviser employs a similar investment approach in managing the Fund and the other accounts, conflicts of interest may arise. As a result, the Adviser has adopted trade allocation procedures that, among other things, ensure that the trades are allocated fairly and equitably to the other accounts and the Fund consistent with the Adviser’s fiduciary duty to each client.
In determining a fair allocation, the Adviser evaluates a number of factors, including among others, the size of the transaction, transaction costs and the relative size of a client’s account. Because the substantial majority of the equity securities purchased by the Adviser for its clients has abundant liquidity and high average daily trading volume, market impact is often not a significant concern. However, when the same investment decision is made for more than one client account, which may include the Fund, all client orders given to each broker are generally combined for execution as a “block” trade. Execution prices for block trades are averaged and each participating account receives that average price. Partially filled orders are allocated pro rata each day in proportion to each account’s order size.
Conflicts of interest may also arise when portfolio managers trade securities for their own accounts that the Adviser recommends to the Fund and other Adviser client accounts. These trades are subject to the Adviser’s and Fund’s joint Code of Ethics and Standards of Conduct (the “Code of Ethics”), which is designed to identify and limit conflicts of interest and help portfolio managers and other covered persons comply with applicable laws in the conduct of the Adviser’s business. The Code of Ethics requires all employees of the Adviser, including portfolio managers to place the interests of the Adviser’s clients ahead of their own interests and the interests of the Adviser, that they not take inappropriate advantage of their position with the Adviser and that they conduct their personal securities transactions in a manner that is not inconsistent with the interests of the Adviser’s clients. The Code of Ethics includes restrictions and prohibitions on personal trading and various reporting obligations regarding the portfolio manager’s personal securities transactions and holdings.
The Adviser has not identified any other material conflicts between the Fund and other accounts managed by the portfolio managers. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. Portfolio managers may give advice, exercise investment responsibility or take other actions that differ among clients. While portfolio managers treat all clients on a fair and equitable basis relative to each other, each account has differing tax considerations, account sizes, policies and investment restrictions. Clients may not participate in all investments or they may participate in different degrees or at different times as other clients. As a result, unequal time and attention may be devoted to the Fund and other accounts. In addition, the various management fees charged to some of the other accounts are generally higher than the management fee charged to the Fund. This could create a conflict of interest where a portfolio manager appears to have favored an account with a higher management fee solely because the account has outperformed the Fund. However, this apparent conflict is mitigated by the fact that the Fund represents the primary source of the Adviser’s total management fee revenue and the portfolio managers do not directly receive any separate compensation based on management fees generated or performance-based fees.
The investment team’s compensation is paid by the Adviser. The investment team’s compensation consists primarily of a fixed salary and a bonus. Each member’s salary is reviewed annually and is based upon consideration of various factors, including, but not limited to, merit, cost of living increases, employment market competition and the individual member’s job performance. Discretionary bonuses are paid to all employees of the Adviser. After considering its profitability each year, the Adviser determines a percentage for its use in calculating bonuses which is uniformly applied to each employee’s annual salary. In addition, the investment team, along with all eligible employees of the Adviser, participates in the Adviser’s discretionary annual Profit Sharing Plan. At each year end, contributions to the plan are calculated as a percentage of each eligible employee’s annual salary plus bonus. This percentage is decided upon after considering the Adviser’s profitability each year and is also applied uniformly to each such employee. None of the investment team’s compensation is related to the performance of the Fund or the amount of the Fund’s assets.
Each member of the investment team is a shareholder of the Adviser. As a result, each investment team member also receives his proportional share of any net profit earned by the Adviser.
As of May 31, 2023, the portfolio managers beneficially owned shares of the Fund as follows:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)
Allen T. Bond	$100,001-$500,000
Adam D. Calamar	$100,001-$500,000
Kurt M. Havnaer	$100,001-$500,000
Robert D. McIver	Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)
Eric H. Schoenstein	Over $1,000,000
Kevin J. Walkush	$100,001-$500,000
(1)The dollar range shown above includes Fund shares beneficially owned by the investment team member’s account in the Adviser’s Profit Sharing Plan.
Administrator
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, the Fund’s administrator, performs administrative functions for the Fund in addition to services it provides as the Fund’s transfer agent and dividend disbursing agent. The administrative duties it performs include:
•Compiling data for the Fund;
•Assisting in updating the Fund’s Prospectus, SAI, proxy statements, if any, and notices to the Securities and Exchange Commission (“SEC”) required pursuant to Rule 24f‑2 under the 1940 Act;
•Preparing Annual Reports on Form N-CEN and other required Fund regulatory filings;
•Preparing and filing all federal and state tax returns and required tax filings, other than those required to be made by the Fund’s custodian and transfer agent;
•Preparing compliance filings pursuant to state securities laws;
•Preparing financial statements for the Fund’s Annual and Semi-Annual Reports to Shareholders with the advice of the Fund’s independent registered public accounting firm, as needed, and assisting in editing these reports if requested by the Adviser;
•Monitoring the Fund’s expense accruals;
•Monitoring the Fund’s status as a regulated investment company under Subchapter M of the Code;
•Maintaining the Fund’s fidelity bond as required by the 1940 Act;
•Periodically monitoring the Fund’s compliance with the 1940 Act and the investment limitations of the Fund as set forth in the Fund’s Prospectus; and
•Generally assisting in the Fund’s administrative operations.
For the fiscal years indicated below, the following administrative fees were paid to Fund Services by the Fund:

Administration Fees Paid During Fiscal Years Ended May 31,
2023	2022	2021
$1,511,478	$1,604,883	$1,446,892

Fund Services is relieved of liability to the Fund for any act or omission in the course of its performance under the administration agreement, so long as Fund Services acts in good faith and is not negligent or guilty of any willful misconduct. The administration agreement continues in effect from year-to-year. The agreement, however, may be terminated by the Fund or by Fund Services without penalty after at least 90 days’ written notice.

Custodian, Transfer Agent and Dividend Disbursing Agent, and Fund Accountant
U.S. Bank National Association (the “Custodian”) 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, serves as the custodian of the Fund’s cash and securities. For its custodial services to the Fund, the Custodian receives monthly fees based upon the Fund’s month-end, aggregate net asset value, plus certain charges for securities transactions. U.S. Bank National Association and Fund Services are affiliated entities.

Fund Services serves as the Fund’s transfer agent and dividend disbursing agent. Fund Services processes requests for the purchase or redemption of the Fund’s shares, sends statements of ownership to shareholders, and performs other administrative duties on behalf of the Fund. Fund Services does not play any role in establishing the investment policies of the Fund or in determining which securities are to be purchased or sold by the Fund. All fees and expenses of Fund Services are paid by the Fund. For its services as transfer agent and dividend disbursing agent, Fund Services receives fees from the Fund based upon the number of shareholder accounts maintained and the number of transactions effected. Fund Services is also reimbursed by the Fund for out-of-pocket expenses.
Fund Services also serves as the Fund’s fund accountant. Fund Services maintains the financial accounts and records of the Fund and provides other accounting services to the Fund, including calculation of the net asset value (“NAV”) per share for each share class of the Fund. For its services as fund accountant, Fund Services receives monthly fees based upon the Fund’s month-end, aggregate NAV, plus certain charges for pricing the Fund’s portfolio holdings pursuant to its calculation of the per share NAV for each share class of the Fund.

DISTRIBUTION AND SERVICING OF FUND SHARES

Distributor
Quasar Distributors, LLC (the “Distributor”), 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin, 53202, is the Fund’s principal underwriter and the distributor of the Funds’ shares pursuant to a distribution agreement between the Distributor and the Fund (the
“Distribution Agreement”). The offering of the Fund’s shares is continuous. Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Fund on a best efforts basis. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.
The Distribution Agreement must be renewed annually by the Board of Directors or the vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of any party to the Distribution Agreement. The Distribution Agreement may be terminated, without the payment of any penalty, by the Fund upon no less than 60 days' written notice through a vote of (i) a majority of the Fund's outstanding voting securities or (ii) a majority of the Board of Directors who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Distribution Agreement. The Distribution Agreement may be terminated by Distributor upon no less than 60 days' written notice to the Fund. The Distribution Agreement will automatically terminate in the event of its assignment.

Distribution and Shareholder Servicing Plans
As noted in the Fund’s Prospectus, the Fund has adopted an Amended and Restated Distribution and Shareholder Servicing Plan pursuant to Rule 12b‑1 promulgated by the SEC pursuant to the 1940 Act (the “12b‑1 Plan” or the “Plan”) for Class J shares and Class R shares. The 12b-1 Plan was unanimously renewed by the Fund’s Board of Directors on July 18, 2023. Under the Plan, Class J shares and Class R shares pay the Distributor or other qualified recipients an amount from Fund assets at the following annual rates:

Class	Maximum Fee under 12b‑1 Plan (as a % of average daily net assets)
Class J	0.25%
Class R	0.50%

If the Distributor or other qualified recipient is due more monies for its services rendered than are payable annually under the Plan, the unpaid amount is carried forward from period to period (not to exceed three years) while the Plan is in effect until such time as it is paid.
The 12b‑1 Plan is a “compensation” plan (i.e. the distribution fee is payable to the Distributor regardless of the distribution-related expenses actually incurred on behalf of the Fund’s Class J and Class R shares) that provides for payment by each class to the Distributor and other qualified recipients (e.g. securities dealers, financial institutions and other industry professionals, collectively, “financial intermediaries”) for the services they provide that are principally related to the sale and promotion of the Fund’s Class J and Class R shares or to provide certain shareholder services, including services provided by broker-dealers that maintain individual shareholder account records for, and provide account maintenance and shareholder servicing to, their customers who invest in the Fund through a single “omnibus” account.
Activities covered by the 12b‑1 Plan include:
•Advertising and marketing of the Fund’s Class J shares and Class R shares;
•Preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators;
•Implementing and operating the 12b‑1 Plan; and
•Providing shareholder services and maintenance of shareholder accounts by qualified recipients.
The Plan must be renewed annually by the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the 12b‑1 Plan, cast in person at a meeting called for that purpose. The Board believes the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio that would benefit Fund shareholders.
The Plan and any related agreements may not be amended to increase the amount spent for distribution expenses without the approval of those shareholders holding a majority of the Fund’s outstanding shares. All material amendments to the Plan, the Distribution Agreement, or any other related agreements must be approved by a vote of the Independent Directors, cast in person at a meeting called for the purpose of voting on any such amendment.
The Distributor is required to report in writing to the Board, at least quarterly, on the amounts and purpose of any payment made under the Plan. The Distributor is also required to provide the Board with other information as requested so as to enable the Directors to make an informed decision on whether to continue the Plan from year to year.
With the exception of the Adviser and the Distributor, no “interested person” of the Fund, as defined in the 1940 Act, and no Independent Director of the Fund has or had a direct or indirect financial interest in the Plan, the Distribution Agreement, or any other related agreement.
The tables below show the amount of 12b-1 fees incurred and the allocation of such fees by the Fund for the fiscal year ended May 31, 2023.
Class J shares of the Fund paid the following amounts under the 12b-1 Plan:

Expenses	12b-1 Expenses Paid
Advertising	$0
Printing/Postage	$5,198
Payments to Distributor	$38,908
Payments to broker-dealers	$5,498,066
Payments to sales personnel	$0
Interest, carrying or other financing charges	$0
Other (Payments to Adviser)	$279,731
TOTAL	$5,821,902

Class R shares of the Fund paid the following amounts under the 12b-1 Plan:

Expenses	12b-1 Expenses Paid
Advertising	$0
Printing/Postage	$3,350
Payments to Distributor	$0
Payments to broker-dealers	$72,542
Payments to sales personnel	$0
Interest, carrying or other financing charges	$0
Other (Payments to Adviser)	$1,894
TOTAL	$77,787

During each of the Fund’s last three fiscal years ended May 31, 2021, 2022 and 2023, respectively, the Distributor did not receive any net underwriting commissions on the sale of the Fund’s shares.
As of May 31, 2023, the Class J shares of the Fund had $53,974 of unreimbursed expenses under the Plan paid by the Adviser for services it rendered to the Fund under the Plan in prior years. Such unreimbursed expenses represented less than 0.000% of Class J shares assets (and less than 0.000% of the Fund’s net assets) as of May 31, 2023.
As of May 31, 2023, the Class R shares of the Fund had $5,729 of unreimbursed expenses under the Plan paid by the Adviser for services it rendered to the Fund under the Plan in prior years. Such unreimbursed expenses represented (0.07)% of Class R shares assets (and less than 0.000% of the Fund’s net assets) as of May 31, 2023.
Payments made by the Fund to financial intermediaries (including those that sponsor mutual fund supermarket programs) are based primarily on the dollar amount of assets invested in the Class J shares and Class R shares of the Fund attributable to a particular financial intermediary. Financial intermediaries may pay a portion of the payments received from the Fund to their investment professionals and to other financial intermediaries for which they provide clearing services. In addition, Class J shares and Class R shares of the Fund may, from time to time, make payments under the 12b-1 Plan to defray expenses incurred by financial intermediaries for the marketing support they provide for the Fund, such as conducting training and educational meetings regarding various aspects of the Fund for their investment professionals, hosting client seminars where the Fund is discussed, and providing exhibition space to Adviser sales and marketing personnel at industry trade shows and conferences sponsored by the financial intermediaries. Payments made by the Fund to the Adviser are to reimburse the Adviser for the costs it incurs in providing distribution and shareholder servicing and related activities to the Fund, including compensation and travel expense for sales and marketing personnel of the Adviser, including the Adviser's Director - Business Development as well as other sales and marketing employees of the Adviser, preparation of marketing materials and payments made to media relations and marketing consulting firms.
With respect to all share classes, to the extent payments made to financial intermediaries exceed the fees payable from the class under the applicable 12b-1 Plan or Shareholder Service Plan and the sub-transfer agency fees paid by the Class J shares, the Adviser makes payments to such intermediaries from its past profits and other resources, including from its relationship with the Fund. A number of factors are considered in determining the amount of these additional payments to intermediaries, including the amount of assets invested with the Fund and other mutual funds sponsored by the Adviser, the stability of such assets over time, the distribution capabilities of the intermediary and the quality of the firm’s relationship with the Adviser, the Fund and other mutual funds sponsored by the Adviser. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph may be considered “revenue sharing payments.” To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the Fund, the Adviser benefits from the increase in assets. For the fiscal year ended May 31, 2023, the Adviser's payments to financial intermediaries in excess of the 12b-1 fees and sub-transfer agency fees paid by the Fund were made primarily to the following broker-dealers that sponsor mutual fund supermarket programs (see discussion below) and other financial intermediaries that provide shareholder recordkeeping and servicing and retirement plan services, and whose customers have invested in the Fund: Charles Schwab & Co., Inc., Fidelity Brokerage Services, Inc., Pershing LLC, Great West Financial Services, LPL Financial, SEI, Nationwide Investment Services, Morgan Stanley Smith Barney, MSCS Financial Services, Vanguard Brokerage Services, TD Ameritrade, Inc., TD Ameritrade Trust, Financial Data Services/Merrill Lynch, RBC Wealth Management, ADP Broker Dealer, Ascensus, Benefit Plan Administrative Services, Raymond James, Ameriprise Financial, J.P. Morgan Securities LLC, Principal and U.S. Bank. The Adviser expects that additional firms may be added to this list from time to time.
The Fund does not participate in any joint distribution activities with any other investment company.
Investors should consult their financial intermediary regarding the details of the payments such intermediary and their investment professionals receive in connection with the sale or servicing of Fund shares. The receipt of payments and other compensation described in this section provides a financial intermediary and its investment professionals with an incentive to favor sales of the Fund over shares of other mutual funds or to favor one class over another class of with respect to which the intermediary does not receive payment or receives a lower amount.
Fund Supermarkets
The Fund's Class J shares participate in various "fund supermarket" programs in which a mutual fund supermarket sponsor (generally a broker-dealer) offers many mutual funds to the sponsor's customers without charging the customers a sales charge or transaction fee. The Fund pays the fund supermarket sponsor a negotiated fee for distributing the Fund's Class J shares and for maintaining shareholder account records and providing shareholder services to the sponsor's customers holding shares of the Fund. If the fund supermarket sponsor's fees exceed the 12b-1 fees with respect to the Fund's Class J shares and the sub-transfer agency fees paid by these shares, the Adviser pays the excess from its past profits and other resources, including from its relationship with the Fund.
Sub-Transfer Agency Fees
The Fund's Class J shares make payments to certain financial intermediaries who have chosen to maintain an “omnibus account" with the Fund, which is a single account in the Fund that contains the combined investment in Class J shares for all of a financial intermediary's customers. In turn, these financial intermediaries provide shareholder record-keeping and servicing to their individual customers who are beneficial owners of the Fund through these omnibus accounts. These payments, commonly known as sub-transfer agency fees, made by the Fund to such financial intermediaries for the shareholder recordkeeping and servicing they provide to their individual customers who are indirect Fund shareholders approximate the fees that would be paid by the Fund to Fund Services for maintaining and servicing these accounts if the financial intermediaries' customers were instead direct shareholders of the Fund. The sub-transfer agency fees paid to these financial intermediaries is reviewed and approved annually by the Board of Directors and is determined based on the fees and expenses paid by the Fund to Fund Services during the previous year for the services Fund Services provided to the Fund's direct shareholders.

Shareholder Servicing Plan – Class I Shares
The Fund has adopted an Amended Shareholder Servicing Plan for the Class I shares to pay for shareholder support services from the Fund's assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of Class I shares' average daily net assets. Class I shares are responsible for paying shareholder servicing fees to various shareholder servicing agents, including retirement plan administrators and other service providers, who have written shareholder servicing agreements with the Fund, and perform shareholder servicing functions and maintenance of shareholder accounts, including participant recordkeeping and administrative services for participants in retirement plans, on behalf of the Class I shareholders. Class I shares paid $3,959,060 in shareholder servicing fees during the fiscal year ended May 31, 2023.

To the extent amounts paid to financial intermediaries exceed the payments made under the Class I Shares Amended Shareholder Servicing Plan, the excess is paid by the Adviser from its past profits and other resources, including from its relationship with the Fund. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. For the fiscal year ended May 31, 2023, the Adviser's payments to financial intermediaries in excess of the shareholder servicing fees paid by the Fund were made primarily to the following broker-dealers and financial intermediaries that provide shareholder servicing functions and maintenance of shareholder accounts, and retirement plan services, and whose customers have invested in the Fund: Charles Schwab & Co., Inc., Fidelity Brokerage Services, Inc., Ascensus, Vanguard Brokerage Services, Financial Data Services/Merrill Lynch, Ameriprise Financial, J.P. Morgan Securities, LPL Financial, RBC Wealth Management, MassMutual, and Midatlantic. The Adviser expects that additional firms may be added to this list from time to time.
Shareholder Servicing Plan – Class R Shares
The Fund has adopted a Shareholder Servicing Plan for its Class R shares that authorizes the Fund to make payments to financial intermediaries, retirement plan administrators and other service providers in return for their shareholder servicing and maintenance of Class R shareholder accounts, including participant recordkeeping and administrative services provided for participants in retirement plans that maintain Class R accounts in the Fund. The shareholder servicing and maintenance fees authorized under the Shareholder Servicing Plan for Class R shares may not exceed 0.25% per year of the Fund's average daily net assets for Class R shares and may not be used to pay for any service in connection with the distribution and sale of Class R shares. Class R shares paid $26,483 in shareholder servicing fees during the fiscal year ended May 31, 2023.
Code of Ethics
The Fund and the Adviser have adopted a written code of ethics under Rule 17j-1 of the 1940 Act. The Fund and the Adviser have adopted a joint Code of Ethics and Standards of Conduct (the “Code of Ethics”). Subject to the provisions of the Code of Ethics, directors, officers and employees of the Adviser (“Covered Persons”) are permitted to purchase and sell for their own accounts the same securities the Adviser recommends to the Fund. The Code of Ethics is designed to identify and limit conflicts of interest and help Covered Persons comply with applicable laws in the conduct of the Adviser’s business. The Code of Ethics requires all Covered Persons to place the interests of the Adviser’s clients ahead of their own interests and the interests of the Adviser, that they not take inappropriate advantage of their position with the Adviser and that they conduct their personal securities transactions in a manner that is not inconsistent with the interests of the Adviser’s clients. For Covered Persons deemed to have access to nonpublic trading and holdings information for the Adviser’s clients, the Code of Ethics sets forth procedures, limitations and prohibitions that govern their personal securities transactions in accounts held in their name as well as accounts in which they have indirect ownership. The Distributor relies on the principal underwriter’s exception under Rule 17j-1(c)(3) from the requirements to adopt a code of ethics pursuant to Rule 17j-1 because the Distributor is not affiliated with the Fund or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer or director of the Fund or the Adviser.
Covered Persons are required to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics. Requests to trade will not be approved when the proposed personal transaction would be contrary to the provisions of the Code of Ethics, including instances where the Adviser has purchased or sold the security (or has a pending trade order for the security) for a client account including the Fund, that day or within the previous seven calendar days (the “Blackout Period”). The pre-clearance requirement and Blackout Period do not apply to de minimis personal securities transactions effected by Covered Persons in securities of relatively large capitalization companies, as defined in the Code of Ethics. The Code of Ethics includes other restrictions and prohibitions on personal trading, such as a ban on short-term trading (i.e., securities cannot be purchased and sold within 60 calendar days at a profit and for Fund shares, this prohibition is extended to 90 calendar days) and short sales of any security held in a client account or in the Fund, and restrictions on the purchase of securities in an IPO or private placement. The prohibitions of the Code of Ethics do not apply to certain exempt securities, such as mutual funds (excluding the Fund) and certain short-term debt securities.
In addition to the limitations and prohibitions described above, the Code of Ethics subjects Covered Persons to various periodic reporting obligations regarding their investment accounts, personal securities transactions and holdings. The Code of Ethics is administered by the Adviser, which reviews all reportable transactions for compliance. Violations of the Code of Ethics are reviewed by Adviser management and may subject such Covered Persons to sanctions as deemed appropriate under the circumstances.
The Code of Ethics also contains policies on insider trading that include procedures designed to prevent trading or communications by Covered Persons that might constitute the misuse of material, nonpublic information.
The Code of Ethics is available by accessing the SEC’s website at www.sec.gov.

Proxy Voting Guidelines
The Adviser provides a voice on behalf of shareholders of the Fund. The Adviser views the proxy voting process as an integral part of the relationship with the Fund. The Adviser is also in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly. Therefore, the Fund delegates its authority to vote proxies to the Adviser, subject to the supervision of the Board. The Fund’s proxy voting policies are summarized below.
Policies of the Fund’s Adviser
It is the Adviser’s policy to vote all proxies received by the Fund on a timely basis. Upon receiving each proxy, the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy. The Adviser generally supports policies, plans and structures that give quality management teams enough flexibility to run the business in order to maximize value for owners. Conversely, the Adviser generally opposes proposals that it believes may restrict the ability of shareholders to realize the full potential value of their investment.
Conflicts of Interest
The Adviser’s duty is to vote in the best interests of the Fund’s shareholders. Therefore, in the event that a potential material conflict of interest arises between the Adviser and the Fund, the Adviser will take one of the following steps to resolve the conflict:
1.Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on the part of the Adviser;
2.Disclose the conflict to the Independent Directors of the Fund and obtain their direction on how to vote the proxy; or
3.Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service.
More Information
The Fund’s voting records relating to its portfolio securities during the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures, and the voting records described in the previous sentence, are also available without charge, upon request by calling the Fund at 800-992-4144. These materials will be sent within three business days of receipt of a request.
Anti-Money Laundering Program
The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.
As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

BROKERAGE ALLOCATION AND OTHER PORTFOLIO TRANSACTIONS

General Considerations
The Adviser is responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage transactions. The Adviser’s objective in selecting broker/dealers and in effecting portfolio transactions is to seek the best combination of price and execution with respect to the Fund’s portfolio transactions. The best net price, giving consideration to brokerage commissions, spreads and other costs, is an important factor in this decision, but a number of other factors are also considered.
These factors may include, but are not limited to: (1) the Adviser’s knowledge of negotiated commission rates and spreads currently available; (2) the nature of the security to be traded; (3) the size and type of transaction; (4) the nature and character of the markets for the security to be purchased or sold; (5) the desired timing of the trade; (6) the activity existing and expected in the market for the particular security; (7) confidentiality and anonymity; (8) execution; (9) clearance and settlement capabilities as well as the broker/dealer’s reputation and perceived financial soundness; (10) the Adviser’s knowledge of broker/dealer operational problems; (11) the broker/dealer’s execution services rendered on a continuing basis and in other transactions; and (12) the reasonableness of spreads or commissions. With respect to fixed income transactions, the Adviser may compare broker or dealer bids or offers on the basis of best net price.
The Adviser has no pre-existing obligations to deal with any broker or group of brokers regarding the execution of the Fund’s portfolio transactions. However, the Adviser uses only a few brokers to execute most, if not all, of the Fund’s equity securities transactions. These brokers have agreed to execute all Fund equity securities trades at commission rates and with execution services that the Adviser believes are favorable to the Fund and its shareholders. To evaluate the execution quality of these trades, the Adviser analyzes all of the Fund’s trades each quarter and reports its findings to the Board. The Fund paid the following amounts in total brokerage commissions during the past three fiscal years:

Brokerage Commissions Paid During Fiscal Years Ended May 31,
2023	2022	2021
$122,183	$79,611	$162,153

The Fund’s investment philosophy generally results in a low portfolio turnover rate due to the relatively few portfolio transactions during any period, other than those required by the purchase or sale of Fund shares. As a result, for the fiscal year ended May 31, 2023, brokerage commissions represented less than 0.01% of the Fund’s average net assets.
To the knowledge of the Fund’s management, during the Fund’s three most recent fiscal years, the Fund did not pay any brokerage commissions to any broker who was (i)
an affiliated person of the Fund; (ii) affiliated with an affiliated person of the Fund; or (iii) affiliated with the Adviser or Distributor. The Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents during its most recent fiscal year.
The Adviser does not enter into “soft-dollar” arrangements to obtain research, meaning that it does not use the Fund’s commissions to pay for and receive investment research from any of its brokers.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. However, because of the similar investment approach employed by the Adviser, securities of the same issuer may be purchased, held or sold by the Fund and other accounts. As a result, the Adviser has adopted trade allocation procedures that, among other things, seek to allocate trades fairly and equitably to all accounts, including the Fund, consistent with Adviser’s fiduciary duty to each client. In determining a fair allocation, the Adviser evaluates a number of factors, including among others, the size of the transaction, transaction costs and the relative size of a client’s account.
When the same investment decision is made for more than one client account, which may include the Fund purchase or sale, orders for a security are not required to be combined for execution as a “block” trade unless the Adviser believes that one or more such orders has the potential to impact the market. Because the majority of the equity securities purchased by the Adviser for its clients have significant liquidity and high average daily trading volume, market impact is often not a significant concern. However, the potential for market impact may exist when (i) the investment team decides to liquidate or significantly reduce a security position held in all or substantially all clients accounts; (ii) the investment team makes the decision to purchase a new security in all or substantially all client accounts; or (iii) sizeable orders for the same security for multiple accounts are submitted by one or more portfolio managers and reach the trading desk at approximately the same time.
In these circumstances, the Adviser will generally combine all client orders given to each broker for execution as a “bunched” or block trade. When multiple block trades are placed with multiple brokers, the sequence in which brokers are contacted and given the block trade orders is randomly determined using computer software.
Additionally, the Adviser generally attempts to combine orders even if market impact is not a significant concern. However, where the Adviser does not block trades (as set forth above), it will work trades in the order received from portfolio managers. If similar orders for different accounts are received after the first order, traders may begin aggregating the remaining orders if all accounts would be treated in a fair and equitable manner.
Execution prices for each block trade are averaged and each account participating in the block trade receives that average price. Partially filled orders for each block trade are allocated pro rata each day in proportion to each participating account’s order size.
Although the Adviser believes that ultimately the ability to participate in block trades will be beneficial to the Fund, in some cases this procedure may adversely affect the price paid or received or the size of the position purchased or sold by the Fund.
Capital Stock
The Fund was incorporated under Oregon law on April 17, 1992. The Fund has an authorized capital of 5,000,000,000 shares of Common Stock, all of which have been authorized for existing share classes. The Fund offers Class J, Class I, Class R, and Class Y shares pursuant to a Rule 18f-3 Plan adopted by the Board in accordance with the 1940 Act. Shares of each class represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other relative rights, preferences, limitations, and terms and conditions, except: (1) each class has a different designation; (2) each class of shares bears expenses attributable to that class as set forth in the Rule 18f-3 Plan and the Prospectus; (3) each class has exclusive voting rights on matters submitted to shareholders and relate solely to the class or its distribution and service plan adopted under Rule 12b-1, if applicable; and (4) each class has separate voting rights on matters submitted to shareholders in which the interests of one class differ from the interests of another class. The differences among the classes are subject to change by action of the Board to the extent permitted by the 1940 Act and the Fund’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws. All issued and outstanding shares of the Fund are fully paid and non-assessable. No share class has preemptive rights. Fractional shares have the same rights proportionately as full shares. The Fund’s shares do not have cumulative voting rights, which means that shareholders owning more than 50 percent of Fund shares voting for the election of directors may elect all the directors. Under the Fund’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws, there are no restrictions on the right of Fund shareholders to retain or dispose of the Fund’s shares, other than the possible termination of the Fund.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Information concerning the purchase and redemption of the Fund’s shares is set forth in the sections “How to Buy Fund Shares” and “How to Redeem Fund Shares” in the Fund’s Prospectus.
Purchases and Redemptions
Shares are directly sold by the Fund on a continuous basis. Shares may also be purchased or sold through certain broker-dealers, financial institutions or other service providers, as described in the Fund’s Prospectus. The Fund does not charge any sales load or commission in connection with the purchase of shares.
Although the Fund and Adviser have established a minimum investment amount of $2,500 for Class J shares and Class R shares, $250,000 for Class I shares and $1,000,000 for Class Y shares, the Fund, in its sole discretion, may approve smaller amounts for certain investors.
The Fund reserves the right to suspend or postpone redemptions during any period when:
(1)Trading on the New York Stock Exchange (the “NYSE”) is closed for other than customary weekend and holiday closing, or restricted as determined by the SEC;
(2)The SEC has by order permitted the Fund to suspend redemptions; or
(3)An emergency exists, as determined by the SEC, which makes the disposal of the Fund’s portfolio securities or a determination of the net asset value of the Fund’s shares not reasonably practicable.
The Fund may institute a policy that requires the automatic redemption of Fund shares if a shareholder’s account balance drops below a certain amount as a result of redemptions by the shareholder. If an automatic redemption policy is adopted, the Fund may not cause a redemption to occur if the decrease in a shareholder’s account balance was caused by any reason other than a shareholder’s redemption of Fund shares. As of the date of this SAI, the Fund has not adopted a policy imposing the automatic redemption of a shareholder’s account if it falls below a certain amount. Authorization for adopting and implementing such a policy rests with the Board. The Board will enact an automatic redemption policy if it determines that it is in the best interests of the Fund and its shareholders.
None of the Fund, the Adviser or Fund Services will be liable for any loss or expense of effecting redemptions upon instructions believed by them to be genuine and in accordance with the procedures described in the Fund’s Prospectus.

Conversion Privileges
Shareholders of Class J shares have the privilege of converting their shares to Class I, Class R, and Class Y shares, provided that immediately after the conversion, the Class J shareholder meets the then applicable eligibility requirements for Class I, Class R or Class Y shares.
Shareholders of Class I shares have the privilege of converting their shares to Class Y shares, provided that immediately after conversion, the Class I shareholder meets the then applicable eligibility requirements for Class Y shares.
Investors who hold Class I or Class Y shares of the Fund through a fee-based program of a financial intermediary, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Class I or Class Y shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I or Class Y shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.
A share conversion from one class of shares of the Fund to a different class of the same Fund generally will not result in a realization of a capital gain or loss for federal income tax purposes. You should consult your tax adviser before converting shares of one class of the Fund for another class of shares of the Fund.

Pricing of Fund Shares
As indicated in the Fund’s Prospectus, the Fund’s net asset value per share (“NAV”) for each class of the Fund’s shares is determined as of the close of business on the NYSE (currently, 4 p.m. Eastern time) on each day the NYSE is open for trading. The NAV will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
The Fund’s NAV for each class of Fund shares is computed by dividing the value of the Fund’s securities and any cash or other assets (including interest and dividends accrued but not yet received) allocated to the class, minus all liabilities (including accrued expenses) allocated to that class, by the total number of shares outstanding for the class at such time. Expenses, including the fees payable to the Adviser, are accrued daily as is practicable. Dividend income is recorded on the ex-dividend date and interest on bonds or other interest-bearing securities is accrued daily.
Securities that are listed on United States stock exchanges or the NASDAQ® Stock Market are valued at the last sale price or official closing price on the day the securities are valued or, if there has been no sale on that day, at the last available bid price. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at their current bid price. Securities for which market quotations are not readily available are valued at fair value, pursuant to the Adviser’s procedures subject to oversight by the Board. Notwithstanding the above procedures, fixed-income securities may be valued on the basis of prices provided by an approved pricing service when the Adviser believes that such prices reflect market values.
An example of how the shares of the Fund calculated their total offering price per share as of May 31, 2023 is as follows:
Class J Shares

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

$2,363,726,389	=	$57.43
41,155,198
Class I Shares

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

$4,909,179,886	=	$57.38
85,556,761
Class R Shares

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

$13,531,492	=	$57.10
236,986
Class Y Shares

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

$2,822,512,860	=	$57.37
49,196,176

TAXATION OF THE FUND

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.
This section is based on the Code, Treasury Regulations, judicial decisions, and IRS guidance on the date hereof, all of which are subject to change, and possibly with retroactive effect. These changes could impact the Fund’s investment or the tax consequences to you of investing in the Fund. Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders. There may be other federal, state, foreign or local tax considerations relevant to a particular shareholder. No assurance can be given that legislative, judicial, or administrative changes will not be forthcoming which could affect the accuracy of any statements made in this section. Please consult your tax advisor before investing.
The Fund expects to qualify continuously as a regulated investment company (“RIC”) under Part I of Subchapter M of the Code. To qualify as a RIC, the Fund generally must satisfy a gross income test and certain diversification tests. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net capital gain for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes on amounts distributed. However, the Fund can give no assurances that its anticipated distributions will be sufficient to eliminate all Fund level taxes. If the Fund does not qualify as a RIC, and is unable to obtain relief from such failure, it would be taxed as a regular corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning them through the Fund.

Tax Status of the Fund
To qualify as a RIC for any taxable year, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gain from sale or other disposition of stock or securities, and certain other types of income; and (b) diversify its holdings so that, at the end of each fiscal quarter: (i) the Fund holds cash, government securities, securities of other RICs and other securities that represent at least 50% of the value of all Fund assets; (ii) the other securities of any one issuer used to satisfy this 50% asset test constitute no more than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of the issuer; and (iii) no more than 25% of the value of the assets of the Fund is invested in the securities (other than government securities or the securities of other RICs) of any one issuer or of two or more issuers that the Fund “controls” within the meaning of Section 851 of the Code and that meet certain other criteria. In certain situations, however, a RIC such as the Fund, that fails to satisfy either or both of these requirements will continue to be treated as a RIC but the Fund will be subject to an additional tax, which will reduce the amounts available for distribution to shareholders. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.
Generally, to be taxed as a RIC, the Fund must distribute in each taxable year at least 90% of its “investment company taxable income” for the taxable year, which includes, among other items, dividends, interest and net short-term capital gain in excess of net long-term capital loss, computed without any deduction for dividends paid.
A RIC, such as the Fund, that meets the requirements described above is taxed on its investment company taxable income to the extent such income is not distributed to the shareholders of the Fund. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed to the shareholders of the Fund is taxed to the Fund at the current corporate income tax rate of 21%.
If the Fund retains any net long-term capital gain in excess of net short-term capital loss and pays federal income tax on such excess (at the current corporate income tax rate of 21%), it may designate such capital gain as having been distributed to shareholders but not in an amount that exceeds such shareholder’s proportionate share of the amount subject to tax. If the Fund designates the undistributed capital gains, shareholders:
•Will be taxed on such amounts as long-term capital gain;
•May claim their proportionate share of the federal income tax paid by the Fund on such gain as a credit against their own federal income tax liabilities; and
•Generally, will be entitled to increase the adjusted tax basis of their shares in the Fund by the difference between their pro rata shares of such gains and their tax credits.
The Fund may be liable for a special excise tax if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98.2% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a federal excise tax of 4% applies to the difference between such amounts.
If the Fund were unable to continue to qualify as a RIC for any reason, and is unable to obtain relief from such failure, it would become liable for federal income tax on its net income and net capital gain (and, possibly, other taxes) for the taxable year or years in which it fails to qualify. Moreover, except to the extent that certain dividend distributions to individuals are taxable at long-term capital gain rates, distributions to shareholders for such period(s) would be treated as dividends taxable at ordinary income rates to the extent of the Fund’s current and accumulated earnings and profits, even though all or part of such distributions might have qualified for treatment as long-term capital gain to shareholders had the Fund continued to qualify as a RIC.
There can be no assurance that the requirements for treatment as a RIC will be met by the Fund in all possible circumstances. The remainder of this discussion assumes the Fund qualifies as a RIC and has satisfied the annual income, investment, and distribution requirements.

Taxation of Fund Distributions
Distributions of investment company taxable income are treated as ordinary income. Distributions of qualified dividend income to a non-corporate shareholder paid out of the Fund’s investment company taxable income will be taxable at long-term capital gain rates. All of the ordinary income dividends paid by a Fund will be taxable as qualified dividend income if the qualified dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year. In the case of a corporate shareholder, a portion of the distributions paid by the Fund may be eligible for the dividends-received deduction because a portion of the Fund’s income may consist of dividends paid by U.S. corporations. Distributions properly reported by the Fund as a capital gain dividend (i.e., as representing the excess of net long-term capital gain over net short-term capital loss) in written statements furnished to the Fund’s shareholders are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held shares of the Fund. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of such shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. The Code contains special rules on the computation of a shareholder’s holding period for this purpose.
Distributions will be taxable as described above, whether paid in shares or in cash. Each distribution will be accompanied by a brief explanation of the form and character of the distribution. Shareholders will be notified annually as to the federal income tax status of distributions, and shareholders receiving distributions in the form of newly-issued shares will receive a report as to the NAV of the shares received.
A distribution will be taxable to a shareholder even if the distribution reduces the NAV of the shares held below their cost (and is, in an economic sense, a return of the shareholder’s capital). This is more likely when shares are purchased shortly before an annual distribution of capital gain or other earnings.
Other Tax Considerations
The Fund must obtain from each shareholder a certification of the shareholder’s taxpayer identification number and certain other information. The Fund will not accept an investment to establish a new account that does not comply with this requirement. If a shareholder fails to certify such number and other information, or upon receipt of certain notices from the Internal Revenue Service, the Fund may be required to withhold a percentage of any reportable interest or dividends, or redemption proceeds, payable to the shareholder, and to remit such sum to the Internal Revenue Service for credit toward the shareholder’s federal income taxes. A shareholder’s failure to provide a correct social security number or other tax identification number may subject the shareholder to a penalty of $50 imposed by the Internal Revenue Service. In addition, that failure may subject the Fund to a separate penalty of $60. This penalty will be charged against the shareholder’s account, which may then be closed. Any such closure of the account may result in a capital gain or loss to the shareholder.
If the Fund declares a dividend in October, November or December payable to the shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.
Individuals, trusts and estates are subject to a tax of 3.8% (in addition to regular income tax) on net investment income. The net investment income tax is imposed on the lesser of the taxpayer’s (i) investment income, net of deductions properly allocable to such income or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund anticipates that it will distribute income that will be includable in investment income and modified adjusted gross income for purposes of this net investment income tax.
A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds payable to the shareholder are more or less than the shareholder’s adjusted basis for the redeemed shares.
Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a 30% tax on distributions of (i) investment company taxable income and (ii) net capital gain and the gross proceeds of a sale, exchange or redemption of Fund shares. FATCA withholding (i) applies to distributions of investment company taxable income, and (ii) is scheduled to apply, to distributions of net capital gain and the gross proceeds of a sale, exchange or redemption of Fund shares. FATCA withholding applies to distributions to (i) certain “foreign financial institutions” unless the applicable foreign financial institution complies with certain information reporting requirements generally intended to allow the IRS to obtain information about U.S. accountholders, among other items, and (ii) certain “non-financial foreign entities” unless the applicable institution or entity provides the Fund with a properly completed Form W-8BEN-E Certificate of Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities), certifying that it is not subject to FATCA withholding. The Treasury Department has issued proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of the gross proceeds from a sale or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change.
Shareholders and prospective investors are urged to consult their tax adviser regarding the application of this FATCA withholding tax to their investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which shareholders and prospective investors may become subject in order to avoid this withholding tax.
Additional Information
The foregoing summary and the summary of the tax consequences of an investment in the Fund included in the Prospectus under “Distributions and Taxes” are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. The summary does not identify or address all statutory provisions that presently are scheduled to become inapplicable or “sunset” as of a future date. Furthermore, the provisions of the statutes and regulations on which these summaries are based are subject to prospective or retroactive change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund should consult their own tax advisers regarding federal, state or local tax matters.

COST BASIS REPORTING

The Fund is required to report to the IRS the cost basis of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) when the shareholder sells, exchanges or redeems such shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies. Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares. The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and is not responsible for the accuracy and reliability of any information provided for non-covered shares.
The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital and other corporate actions. Cost basis is used to determine whether the sale, exchange or redemption of a share results in a capital gain or loss. If you sell, exchange or redeem covered shares during any year, then the Fund will report the gain or loss, cost basis, and holding period of such covered shares to the IRS and you on Consolidated Form 1099.
A cost basis method is the method by which the Fund determines which specific shares are deemed to be sold, exchanged or redeemed when a shareholder sells, exchanges or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the loss/gain utilization method, which depletes shares with losses prior to shares with gains. For lots that yield losses, short-term shares are sold, exchanged or redeemed prior to long-term shares. For lots that yield gains, long-term shares are sold, exchanged or redeemed prior to short-term shares. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.
If you hold Fund shares through a broker (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.
You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

GENERAL INFORMATION

Independent Registered Public Accounting Firm
Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202 serves as the Fund’s independent registered public accounting firm. In addition to reporting on the annual financial statements of the Fund, Cohen & Company, Ltd. may review certain of the Fund’s filings that are filed with the SEC, as necessary.

Limitation of Director Liability
The Fund’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws include provisions that limit the personal liability of the Fund’s directors to the Fund or its shareholders for monetary damages for conduct as a director. The provisions eliminate such liability to the fullest extent permitted by law. Oregon law permits elimination of such liability, except in the following cases: (i) any breach of the director’s duty of loyalty to the Fund or its shareholders; (ii) acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law; (iii) any unlawful distribution, as defined by Oregon law; or (iv) any transaction from which the director derived an improper personal benefit. The general effect of the provisions is to eliminate monetary damages as one of the remedies available to shareholders for enforcement of a director’s duty of care.

Financial Statements
The audited financial statements of the Fund for the fiscal year ended May 31, 2023 and the report of the Fund’s independent registered public accounting firm in connection therewith, are included in the Fund’s Annual Report to Shareholders dated May 31, 2023, as filed with the Securities and Exchange Commission on Form N-CSR on August 1, 2023, which is incorporated by reference into this SAI.

APPENDIX A

COMMERCIAL PAPER RATINGS

Prime 1 (P-1) and A-1 are the highest commercial paper ratings issued by Moody’s Investor Services, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”), respectively.

Description of Moody’s Commercial Paper Ratings

Issuers within the Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of certain factors. Among the factors considered by Moody’s in assigning ratings are the following:

(1)Evaluation of the management of the issuer;
(2)Economic evaluation of the issuer’s industry or industries and an appraisal of speculative type risks that may be inherent in certain areas;
(3)Evaluation of the issuer’s products in relation to competition and customer acceptance;
(4)Liquidity;
(5)Amount and quality of long-term debt;
(6)Trend of earnings over a period of ten years;
(7)Financial strength of a parent company and the relationships which exist with the issuer; and
(8)Recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet obligations.

Description of S&P’s Commercial Paper Ratings

An issuer’s commercial paper rated A by S&P has the following characteristics:

(1)Liquidity ratios are adequate to meet cash requirements;
(2)Long-term senior debt of the issuer should be rated A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB;
(3)The issuer has access to at least two additional channels of borrowing;
(4)Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;
(5)Typically, the issuer’s industry should be well established and the issuer should have a strong position in the industry, and the reliability and quality of management should be unquestioned. Commercial paper rated A is further referred to by the use of numbers 1, 2 and 3 to denote relative strength within this highest classification, with “1” being the highest rating.
Appendix - 1

JENSEN™
INVESTMENT MANAGEMENT

jenseninvestment.com

THE JENSEN QUALITY GROWTH FUND INC.

PART C
OTHER INFORMATION

Item 28.    Exhibits.

(a)
Amended and Restated Articles of Incorporation is herein incorporated by reference from the Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on July 25, 2003.

(i)
Articles of Amendment dated September 28, 2016 to the Amended and Restated Articles of Incorporation is herein incorporated by reference from the Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on September 29, 2016.

(ii)
Articles of Amendment dated March 1, 2018 to the Amended and Restated Articles of Incorporation is herein incorporated by reference from the Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on September 28, 2018.

(b)		Amended and Restated Bylaws is herein incorporated by reference from the Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on June 18, 2001.
(c)		Instruments Defining Rights of Security Holders is herein incorporated by reference to the Registrant’s Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws.
(d)
Investment Advisory and Service Contract dated February 28, 2018 is herein incorporated by reference from the Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on September 28, 2018.

(e)
Form of Distribution Agreement dated as of September 30, 2021 is herein incorporated by reference from the Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on September 27, 2021.

(f)		Bonus or Profit Sharing Contracts – Not Applicable.
(g)
Amended and Restated Custody Agreement is herein incorporated by reference from the Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on September 29, 2020.

(h)		Other Material Contracts
(1)
Amended and Restated Transfer Agent Servicing Agreement dated as of October 24, 2019 is incorporated by reference from the Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on September 29, 2020.

(2)
Amended and Restated Fund Accounting Servicing Agreement dated as of October 24, 2019 is incorporated by reference from the Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on September 29, 2020.

(3)
Amended and Restated Fund Administration Servicing Agreement dated as of October 24, 2019 is incorporated by reference from the Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on September 29, 2020.

(4)
Amended Shareholder Servicing Plan for the Class I Shares is herein incorporated by reference from the Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on September 28, 2005.

(5)
Shareholder Servicing Plan for the Class R Shares is herein incorporated by reference from the Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on September 28, 2011.

(i)
Opinion and Consent of Legal Counsel to Registrant is herein incorporated by reference from the Post-Effective Amendment No. 9 to the Fund’s Registration Statement filed with the SEC on September 27, 1999.

(j)		Consent of Independent Registered Public Accounting Firm — Filed Herewith.

(k)		All Financial Information Omitted From Item 27 – Not Applicable.
(l)		Initial Capital Agreements is herein incorporated by reference from exhibit 13 of the Post-Effective Amendment No. 7 to the Fund’s Registration Statement filed with the SEC on September 23, 1998.
(m)
Amended and Restated Distribution and Shareholder Servicing Plan (Rule 12b-1 Plan) is herein incorporated by reference from the Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on July 25, 2003.

(n)
Rule 18f-3 Multiple Class Plan is herein incorporated by reference from the Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on September 28, 2018.

(o)		Reserved
(p)	(i)
Combined Code of Ethics for Jensen Investment Management, Inc, and The Jensen Quality Growth Fund Inc. is herein incorporated by reference from the Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on September 29, 2020.

(q)	(i)
Power of Attorney dated September 21, 2007 is herein incorporated by reference from the Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on September 28, 2007.

(ii)
Power of Attorney dated September 8, 2017 is herein incorporated by reference from the Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on September 21, 2017.

(iii)
Power of Attorney dated September 27, 2022 is herein incorporated by reference from the Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on September 27, 2022.

	(iv)	Power of Attorney dated September 22, 2023 - filed herewith.

Item 29.    Persons Controlled by or Under Common Control with Registrant.

See “Control Persons and Principal Shareholders” in the Statement of Additional Information.

The Registrant is controlled by its Board of Directors. Jensen Investment Management, Inc., an Oregon corporation, acts as the investment adviser to Registrant under the terms of an investment advisory contract with the Registrant. See “Management of the Fund” and “Investment Advisory and Other Services” in the Statement of Additional Information.

Item 30.    Indemnification.

The Registrant’s Amended and Restated Articles of Incorporation, as amended, and Amended and Restated Bylaws provide for the indemnification of any person, to the fullest extent permitted by law, for all liabilities (including attorney fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred in connection with any actual or threatened proceeding (including, to the extent permitted by law, any derivative action) by reason of the fact that the person is or was serving as a director or officer of the Registrant. The indemnity does not cover liability arising out of a breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law, acts in which an improper personal benefit is derived, the unlawful payment of dividends or purchases of stock, or if a court determines that such indemnification is not lawful.

Item 31.    Business and Other Connections of Investment Adviser.

Jensen Investment Management, Inc. (the “Adviser”) serves as the investment adviser to the Registrant. The principal business address of the Adviser is 5500 Meadows Road, Suite 200, Lake Oswego, Oregon 97035-3623. With respect to the Adviser and each director, officer or partner of the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (“Form

ADV”) on file with the Securities and Exchange Commission (“SEC”). The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.    Principal Underwriter.

(a)Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

American Trust Allegiance Fund, Series of Advisors Series Trust	Capital Advisors Growth Fund, Series of Advisors Series Trust
Chase Growth Fund, Series of Advisors Series Trust	Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
Edgar Lomax Value Fund, Series of Advisors Series Trust	First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust	Fort Pitt Capital Total Return Fund, Series of Advisors Series Trust
Huber Large Cap Value Fund, Series of Advisors Series Trust	Huber Mid Cap Value Fund, Series of Advisors Series Trust
Huber Select Large Cap Value Fund, Series of Advisors Series Trust	Huber Small Cap Value Fund, Series of Advisors Series Trust
Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust	O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
PIA BBB Bond Fund, Series of Advisors Series Trust	PIA High Yield Fund, Series of Advisors Series Trust
PIA High Yield (MACS) Fund, Series of Advisors Series Trust	PIA MBS Bond Fund, Series of Advisors Series Trust
PIA Short-Term Securities Fund, Series of Advisors Series Trust	Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
Poplar Forest Partners Fund, Series of Advisors Series Trust	Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
Pzena International Small Cap Value Fund, Series of Advisors Series Trust	Pzena International Value Fund, Series of Advisors Series Trust
Pzena Mid Cap Value Fund, Series of Advisors Series Trust	Pzena Small Cap Value Fund, Series of Advisors Series Trust
Reverb ETF, Series of Advisors Series Trust	Scharf Fund, Series of Advisors Series Trust
Scharf Global Opportunity Fund, Series of Advisors Series Trust	Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
Semper MBS Total Return Fund, Series of Advisors Series Trust	Semper Short Duration Fund, Series of Advisors Series Trust
Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust	Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
VegTech Plant-based Innovation & Climate ETF, Series of Advisors Series Trust	The Aegis Funds
Allied Asset Advisors Funds	Angel Oak Funds Trust
Angel Oak Strategic Credit Fund	Barrett Opportunity Fund, Inc.
Brookfield Investment Funds	Buffalo Funds
Cushingâ Mutual Funds Trust	DoubleLine Funds Trust
EA Series Trust (f/k/a Alpha Architect ETF Trust)	Ecofin Tax-Advantaged Social Impact Fund, Inc.
AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions	AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions

AAM S&P 500 Emerging Markets High Dividend Value ETF, Series of ETF Series Solutions	AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
AAM S&P Developed Markets High Dividend Value ETF, Series of ETF Series Solutions	AAM Transformers ETF, Series of ETF Series Solutions
AlphaMark Actively Managed Small Cap ETF, Series of ETF Series Solutions	Aptus Collared Income Opportunity ETF, Series of ETF Series Solutions
Aptus Defined Risk ETF, Series of ETF Series Solutions	Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
Aptus Enhanced Yield ETF, Series of ETF Series Solutions	Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
Blue Horizon BNE ETF, Series of ETF Series Solutions	BTD Capital Fund, Series of ETF Series Solutions
Carbon Strategy ETF, Series of ETF Series Solutions	Cboe Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
ClearShares OCIO ETF, Series of ETF Series Solutions	ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions	Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions	Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
ETFB Green SRI REITs ETF, Series of ETF Series Solutions	Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
Hoya Capital Housing ETF, Series of ETF Series Solutions	iBET Sports Betting & Gaming ETF, Series of ETF Series Solutions
International Drawdown Managed Equity ETF, Series of ETF Series Solutions	LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions
LHA Market State Tactical Beta ETF, Series of ETF Series Solutions	LHA Market State Tactical Q ETF, Series of ETF Series Solutions
LHA Risk-Managed Income ETF, Series of ETF Series Solutions	Loncar Cancer Immunotherapy ETF, Series of ETF Series Solutions
Loncar China BioPharma ETF, Series of ETF Series Solutions	McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
Nationwide Dow Jones® Risk-Managed Income ETF, Series of ETF Series Solutions	Nationwide Nasdaq-100 Risk-Managed Income ETF, Series of ETF Series Solutions
Nationwide Russell 2000® Risk-Managed Income ETF, Series of ETF Series Solutions	Nationwide S&P 500® Risk-Managed Income ETF, Series of ETF Series Solutions
NETLease Corporate Real Estate ETF, Series of ETF Series Solutions	Opus Small Cap Value ETF, Series of ETF Series Solutions
Roundhill Acquirers Deep Value ETF, Series of ETF Series Solutions	The Acquirers Fund, Series of ETF Series Solutions
U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions	U.S. Global JETS ETF, Series of ETF Series Solutions
U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions	US Vegan Climate ETF, Series of ETF Series Solutions
First American Funds, Inc.	FundX Investment Trust
The Glenmede Fund, Inc.	The Glenmede Portfolios
The GoodHaven Funds Trust	Greenspring Fund, Incorporated
Harding, Loevner Funds, Inc.	Hennessy Funds Trust
Horizon Funds	Hotchkis & Wiley Funds
Intrepid Capital Management Funds Trust	Jacob Funds Inc.
The Jensen Quality Growth Fund Inc.	Kirr, Marbach Partners Funds, Inc.

Core Alternative ETF, Series of Listed Funds Trust	Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust	LKCM Funds
LoCorr Investment Trust	MainGate Trust
ATAC Rotation Fund, Series of Managed Portfolio Series	Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
Ecofin Global Energy Transition Fund, Series of Managed Portfolio Series	Ecofin Global Renewables Infrastructure Fund, Series of Managed Portfolio Series
Ecofin Global Water ESG Fund, Series of Managed Portfolio Series	Ecofin Sustainable Water Fund, Series of Managed Portfolio Series
Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series	Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
Kensington Active Advantage Fund, Series of Managed Portfolio Series	Kensington Capital Defender Fund, Series of Managed Portfolio Series
Kensington Dynamic Growth Fund, Series of Managed Portfolio Series	Kensington Managed Income Fund, Series of Managed Portfolio Series
LK Balanced Fund, Series of Managed Portfolio Series	Muhlenkamp Fund, Series of Managed Portfolio Series
Nuance Concentrated Value Fund, Series of Managed Portfolio Series	Nuance Concentrated Value Long Short Fund, Series of Managed Portfolio Series
Nuance Mid Cap Value Fund, Series of Managed Portfolio Series	Port Street Quality Growth Fund, Series of Managed Portfolio Series
Principal Street High Income Municipal Fund, Series of Managed Portfolio Series	Principal Street Short Term Municipal Fund, Series of Managed Portfolio Series
Reinhart Genesis PMV Fund, Series of Managed Portfolio Series	Reinhart International PMV Fund, Series of Managed Portfolio Series
Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series	Tortoise Energy Infrastructure and Income Fund, Series of Managed Portfolio Series
Tortoise Energy Infrastructure Total Return Fund, Series of Managed Portfolio Series	Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
V-Shares MSCI World ESG Materiality and Carbon Transition ETF, Series of Managed Portfolio Series	V-Shares US Leadership Diversity ETF, Series of Managed Portfolio Series
Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios	Hood River International Opportunity Fund, Series of Manager Directed Portfolios
Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios	Mar Vista Strategic Growth Fund, Series of Manager Directed Portfolios
Vert Global Sustainable Real Estate Fund, Series of Manager Directed Portfolios	Matrix Advisors Funds Trust
Matrix Advisors Value Fund, Inc.	Monetta Trust
Nicholas Equity Income Fund, Inc.	Nicholas Fund, Inc.
Nicholas II, Inc.	Nicholas Limited Edition, Inc.
North Square Investments Trust	Oaktree Diversified Income Fund Inc.
Permanent Portfolio Family of Funds	Perritt Funds, Inc.
Procure ETF Trust II	Professionally Managed Portfolios
Prospector Funds, Inc.	Provident Mutual Funds, Inc.
Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.	Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
Adara Smaller Companies Fund, Series of The RBB Fund, Inc.	Aquarius International Fund, Series of The RBB Fund, Inc.
Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.	Boston Partners Emerging Markets Dynamic Equity Fund, Series of The RBB Fund, Inc.

Boston Partners Emerging Markets Fund, Series of The RBB Fund, Inc.	Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
Boston Partners Global Long/Short Fund, Series of The RBB Fund, Inc.	Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.	Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.	Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.	Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.	Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
Motley Fool Next Index ETF, Series of The RBB Fund, Inc.	Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
Optima Strategic Credit Fund, Series of The RBB Fund, Inc.	SGI Global Equity Fund, Series of The RBB Fund, Inc.
SGI Peak Growth Fund, Series of The RBB Fund, Inc.	SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
SGI Small Cap Core Fund, Series of The RBB Fund, Inc.	SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
SGI U.S. Small Cap Equity Fund, Series of The RBB Fund, Inc.	US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.	US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.	US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.	US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.	US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.	WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.	The RBB Fund Trust
RBC Funds Trust	Series Portfolios Trust
Thompson IM Funds, Inc.	TrimTabs ETF Trust
Trust for Advised Portfolios	Barrett Growth Fund, Series of Trust for Professional Managers
Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers	Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
CrossingBridge Low Duration High Yield Fund, Series of Trust for Professional Managers	CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers	RiverPark Strategic Income Fund, Series of Trust for Professional Managers
Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers	Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
Jensen Quality Value Fund, Series of Trust for Professional Managers	Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
Terra Firma US Concentrated Realty Fund, Series of Trust for Professional Managers	USQ Core Real Estate Fund
Wall Street EWM Funds Trust	Wisconsin Capital Funds, Inc.

(b)     The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 111 E. Kilbourn Ave., Suite 2200, Milwaukee, WI 53202.

Name	Address	Position with Quasar	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President & Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President, Chief Compliance Officer and Treasurer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)    Not Applicable.

Item 33.    Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Adviser	Jensen Investment Management, Inc. 5500 Meadows Road, Suite 200 Lake Oswego, OR 97035-3623
Registrant’s Custodian	U.S. Bank National Association 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Distributor	Quasar Distributors, LLC 111 East Kilbourn Avenue, Suite 2200 Milwaukee, WI 53202
Item 34.    Management Services.

Not applicable.

Item 35.    Undertakings.

The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest Annual Report to Shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 51 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Oswego and the State of Oregon, on the 27th day of September, 2023.

THE JENSEN QUALITY GROWTH FUND INC.

By:    /s/ Robert D. McIver
    Robert D. McIver, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 51 to its Registration Statement has been signed below on September 27, 2023 by the following persons in the capacities indicated.

Signature	Title

Kenneth Thasher*	Chairman and Director
Kenneth Thrasher

/s/ Robert D. McIver	President and Director
Robert D. McIver	(Principal Executive Officer)

/s/ Shannon Contreras	Vice President and Treasurer
Shannon Contreras	(Principal Accounting Officer)

Roger A. Cooke*	Director
Roger A. Cooke

Robert E. Harold*	Director
Robert E. Harold

Janet G. Hamilton*	Director
Janet G. Hamilton

Kathleen J. Kee*	Director
Kathleen J. Kee

Charles A. Wilhoite*	Director
Charles A. Wilhoite

*By: /s/ Robert D. McIver
Robert D. McIver, Attorney-In Fact as per Power of Attorney filed herewith.

EXHIBIT INDEX

Consent of Independent Registered Public Accounting Firm        EX.99.j
Power of Attorney dated September 25, 2023                EX.99.q.iv